UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09419
                                  ----------------------------------------------

                         PAX WORLD HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    222 State Street, Portsmouth, NH                             03801-3853
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip code)

                           Pax World Management Corp.
                   222 State Street, Portsmouth, NH 03801-3853
                   Attn.: Laurence A. Shadek, Thomas W. Grant
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-767-1729
                                                   -----------------------------

Date of fiscal year end:   December 31
                        --------------------------------------------------------

Date of reporting period:  June 30, 2005
                         -------------------------------------------------------


         Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

         A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1.   Reports to Stockholders.



PAX WORLD
ETHICAL INVESTING

2005 Semi-Annual Report

PAX World Balanced Fund

PAX World Growth Fund

PAX World High Yield Fund

30 JUNE 2005

Dear Fellow Pax World Shareholders,

While there has been much happening on the home front and around the world, the stock and bond markets have been locked in a relatively narrow range. It is reassuring that the equity markets have performed reasonably well given the fact that the war in Iraq continues on, oil prices have skyrocketed to record highs, and the world has experienced a new round of terrorist attacks. Imagine what the markets would do if peace broke out around the world. We continue to live and work with the hope that it does, and that Pax World might make some small contribution toward that end.

It is periods like this that remind us that we are long-term investors with a long-term investment outlook. Patience remains a virtue, and we must constantly remind ourselves of that. These can be difficult markets and, in fact, the equity markets were basically flat for the first half of the year. In spite of this, the Pax World Balanced and High Yield Funds posted small gains, while the Growth Fund was down slightly over the first six months of the year. During times like this, the ground work is laid for the direction of the next market and future growth. In this regard, our portfolio managers and staff are hard at work researching investment themes and ideas for the months and years ahead. A quiet period in the market can sometimes be helpful, as it gives us a chance to think strategically about our future.

One interesting note is that the Pax World Balanced Fund has had record inflows of more than $200 million over the first half of the year. We know that much of this new money can be attributed to word of mouth recommendations from our existing shareholders. We gratefully acknowledge the continued confidence placed in Pax World when you refer your families and friends to us.

Our social mission, of course, continues in good and bad markets. Anita Green, Diane Schaefer and our social research team have been hard at work, which you will read about in Anita's report. Of particular note this year is some of our environmental work, including our new "carbon-neutral" initiative through the Chicago Climate Exchange (offsetting greenhouse gas emissions) and our continued work with CERES (Coalition for Environmentally Responsible Economies).

You will notice a third signature at the end of this letter. We are pleased to welcome Joe Keefe as CEO. Joe has spent eight years in socially responsible investing after a successful career in law and public affairs. He is a former Senior Advisor for Strategic Social Policy at Calvert Group, former Executive Vice President and General Counsel at Citizens Advisers, and has been a member of the Board of Directors of the Social Investment Forum for the past six years. Needless to say, we are delighted to have Joe on board and look forward to his contribution to growing and strengthening Pax World for the benefit of our shareholders.

Thank you again for your continued trust and confidence. We wish you and yours a happy, safe and prosperous second half of the year.

Sincerely,

/s/ Laurence A. Shadek

Laurence A. Shadek
Chairman


/s/ Thomas W. Grant

Thomas W. Grant
President


/s/ Joseph F. Keefe

Joseph F. Keefe
Chief Executive Officer

August 4, 2005

Dear Pax World Shareholders,

In the first half of 2005, our social research department reviewed nearly 500 companies. During the review process, we continued to evaluate companies based on the following criteria: exclusion of companies involved in the manufacture of weapons and those that derive more than 5% of gross sales from contracts with the United States Department of Defense, and the exclusion of companies deriving revenue from the manufacture of tobacco, liquor, and gambling products. Once a company meets those qualifications, we look for pollution control policies and practices, and fair hiring policies and practices with regard to women, minorities, and persons with disabilities.

Occasionally, events occur that will change a company's status in relation to our screens. In the first half of this year, two companies were divested after being removed from our "Approved List." In the High Yield Fund, we divested Mueller Group Inc. due to our assessment of the company's environmental performance. In the Balanced Fund, we divested Starbucks Corporation after the company announced development of Starbucks Coffee Liqueur.

In addition to screening, we are continuing into our third year of dialogue about personal computer recycling with Dell Inc. Dell reports that it recycled 24 million pounds of used computer equipment in fiscal year 2005, a 234% increase over the prior year. Socially responsible investors have worked very hard with Dell to set up the recycling program in a way that measured the right things in the right way, and we are encouraged by the results.

We also concluded the second round of CERES-sponsored dialogues with several electric utilities regarding the issue of climate change. We expect the results will be drafted into a report which, when complete, will be available at www.ceres.org.

As always, I encourage you to contact us if we may be of further assistance. We thank you for your investment.

Sincerely,

/s/ Anita Green

Anita Green
Vice President of Social Research

August 4, 2005

                                                               Table of Contents

                                TABLE OF CONTENTS

Letters to Shareholders........................................................1

PAXWORLD BALANCED FUND, INC.
      Portfolio Manager's Comments.............................................7
      Portfolio Highlights.....................................................9
      Shareholder Expense Examples............................................18
      Schedule of Investments.................................................20
      Statement of Assets and Liabilities.....................................39
      Statement of Operations.................................................41
      Statement of Changes in Net Assets......................................42
      Statement of Changes - Capital Stock Activity...........................44
      Financial Highlights....................................................45
      Annual Meeting of Shareholders..........................................59

PAXWORLD GROWTH FUND, INC.
      Portfolio Manager's Comments............................................11
      Portfolio Highlights....................................................12
      Shareholder Expense Examples............................................18
      Schedule of Investments.................................................31
      Statement of Assets and Liabilities.....................................39
      Statement of Operations.................................................41
      Statement of Changes in Net Assets......................................42
      Statement of Changes - Capital Stock Activity...........................44
      Financial Highlights....................................................46
      Annual Meeting of Shareholders..........................................60

PAXWORLD HIGH YIELD FUND, INC.
      Portfolio Manager's Comments............................................14
      Portfolio Highlights....................................................16
      Shareholder Expense Examples............................................18
      Schedule of Investments.................................................33
      Statement of Assets and Liabilities.....................................39
      Statement of Operations.................................................41
      Statement of Changes in Net Assets......................................42
      Statement of Changes - Capital Stock Activity...........................44
      Financial Highlights (Individual Investor Class)........................47
      Financial Highlights (Institutional Class)..............................48
      Annual Meeting of Shareholders..........................................61

Notes to Financial Statements.................................................49

                                                    Portfolio Manager's Comments
                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.

                               CHRISTOPHER H. BROWN
                                PORTFOLIO MANAGER

Q. HOW DID THE PAX WORLD BALANCED FUND PERFORM DURING THE FIRST SIX MONTHS OF 2005?

A. For the first half of 2005, the Balanced Fund has kept pace with its benchmark indexes. The Fund had a total return of 0.47% vs. 0.50% for the Lipper Balanced Fund Index for the six months ended June 30, 2005. This also compares with six month total returns of -0.81% for the S&P 500, 2.51% for the Lehman Brothers U.S. Aggregate Bond Index and 0.54% for the 60% S&P 500/40% Lehman Brothers U.S. Aggregate Bond Index blend for the same period.

     For the one-year period ended June 30, 2005, the Fund was in the top 8 percentile of balanced funds tracked by Lipper Analytical Services, ranking 52 out of 616 such funds. For the five-year and ten-year periods ended June 30, 2005, the Fund ranked 130 out of 367 and 13 out of 163 balanced funds tracked by Lipper for those periods, respectively. The performance rankings tracked by Lipper are based on total return.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD BALANCED FUND DURING THE FIRST SIX MONTHS OF 2005?

A. Asset allocation was a very large influence on performance. Early in 2005, we made a conscious decision to increase the weight of the Fund's fixed income portfolio. At the end of the first six months of this year, the Fund's allocation was 64.8% stocks and 29.2% bonds. While still underweight in bonds versus the 60% S&P 500/40% Lehman Brothers U.S. Aggregate Bond Index blend, the higher bond allocation helped performance.

     Two other drivers of performance were sector allocation and individual stock selection. The Fund was overweight in energy, utilities, health care and consumer staples, which were all outperforming sectors, while being underweight in the lagging financial, industrial and consumer discretionary sectors.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD BALANCED FUND DURING THE FIRST SIX MONTHS OF 2005?

A. The Fund made a few changes over the last six months. On the selling side, the Fund eliminated its positions in STARBUCKS CORPORATION and FISHER SCIENTIFIC for social screening issues. The Fund also eliminated its positions in DEAN FOODS, EBAY and AVERY DENNISON, while reducing positions in VODAFONE, TRIBUNE and BELO Corp.

                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.


     On the buying side, the Fund added a few large cap dividend paying companies such as PEPSICO, ESTEE LAUDER, VEOLIA ENVIRONMENT, TOYOTA and AMERICAN STANDARD, while also adding to a few existing holdings such as CHICAGO BRIDGE AND IRON, NAM TAI ELECTRONICS, COMCAST, CISCO SYSTEMS and QUALCOMM.

                                                            Portfolio Highlights
                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.

KEY STATISTICS

Year-to-date change in NAV ($23.22 to $23.33)..............................$0.11

Year-to-date change in total net assets
    ($1,462 to $1,690 million)......................................$228 million

Year-to-date total return(1) ..............................................0.47%

1 Year total return(1) ....................................................9.43%

3 Year average total return(1) ............................................8.79%

5 Year average total return(1) ............................................2.87%

10 Year average total return(1) ..........................................10.51%

TEN LARGEST HOLDINGS(2)

                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

Wellpoint Health Networks, Inc.............................................1.65%
Apache Corp. ..............................................................1.62%
America Movil SA ADR  .....................................................1.59%
EMC Corp. .................................................................1.58%
Caremark Rx, Inc. .........................................................1.58%
Cemex SA ADR ..............................................................1.51%
Amgen, Inc. ...............................................................1.43%
Kimberly-Clark Corp. ......................................................1.30%
Dell, Inc. ................................................................1.29%
Staples, Inc...............................................................1.23%
                                                                           -----

Total.....................................................................14.78%

(1) THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE 3-, 5- AND 10-YEAR PERIODS; TOTAL RETURNS FOR THOSE PERIODS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MORE RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.PAXWORLD.COM OR CALL 800-767-1729.

(2) TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER OR CASH AND EQUIVALENTS, IF APPLICABLE.

                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.

ASSET ALLOCATION (Pie Chart)

US Stocks 51%
Foreign Stocks & Bonds 15%
US Bonds 28%
Cash and Equivalents 6%


SECTOR DIVERSIFICATION

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS

Government Agency Bonds......................................................18%
Information Technology.......................................................13%
Health Care..................................................................11%
Consumer Staples..............................................................8%
Energy........................................................................7%
Corporate Bonds...............................................................6%
Cash and Equivalents..........................................................6%
Mortgage-Backed Bonds.........................................................5%
Consumer Discretionary........................................................5%
Financials....................................................................5%
Industrials...................................................................4%
Materials.....................................................................4%
Utilities.....................................................................4%
Telecommunication Services...............................................     4%
                                                                          ------

Total.......................................................................100%

                                                    Portfolio Manager's Comments
                                                                   June 30, 2005

PAX WORLD GROWTH FUND, INC.

                                PAUL I. GULDEN, JR.
                                PORTFOLIO MANAGER

Q.   HOW DID THE PAX WORLD GROWTH FUND PERFORM DURING THE FIRST SIX MONTHS OF
     2005?

A. For the six-month period ended June 30, 2005, the Fund had a total return of -1.59%.(1) This compares favorably to the Lipper Multi-Cap Growth Fund Index total return of -1.90% for the same period. For the six-month period ended June 30, 2005, the total return of the S&P 500 Index was -0.81%.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD GROWTH FUND DURING THE FIRST SIX MONTHS OF 2005?

A. The Fund had a difficult first quarter as the traditional "January Effect," when stocks tend to rise, never took place. Many of the Fund's holdings that had contributed to our outstanding performance in 2004 came under intense selling pressure. As a result, the Fund's total return was -3.60%(1) for the three-month period ended March 31, 2005. Although the Fund's second quarter performance was positive, it could not entirely eliminate the first quarter's decline. In large part, the second quarter's positive performance was due to our continued overweighting of the energy sector.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD GROWTH FUND DURING THE FIRST SIX MONTHS OF 2005?

A. During the first six months of the year, we eliminated most of the Fund's consumer discretionary holdings (with the exception of COACH) due to the expectations of rising interest rates and the over-extended consumer. We added to CHESAPEAKE in the energy sector and AMERICAN HEALTHWAYS in the health care sector. Energy, health care and technology comprise the largest economic sectors in the Fund's portfolio, and we are overweight in all three. A recent theme of ours has been the convergence of the PDA and cell phone into a popular, user-friendly device. Investments in this area include QUALCOMM, CISCO, MARVELL TECHNOLOGY, and COMVERSE TECHNOLOGY.


(1) THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED.

                                                            Portfolio Highlights
                                                                   June 30, 2005

PAX WORLD GROWTH FUND, INC.

KEY STATISTICS

Year-to-date change in NAV ($11.96 to $11.77)............................- $0.19

Year-to-date change in total net assets
 ($64.86 to $75.78 million).......................................$10.92 million
Year-to-date total return(1) ............................................- 1.59%
1 Year total return(1) ....................................................8.58%
3 Year average total return(1) ...........................................12.89%
5 Year average total return(1) ..........................................- 3.58%
6-11-97 to 6-30-05 average total return(1) ................................2.04%

TEN LARGEST HOLDINGS(2)

                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

America Movil SA ADR.......................................................4.72%
Questar Corp. .............................................................4.35%
UnitedHealth Group, Inc....................................................4.13%
The Gillette Co. ..........................................................4.01%
American Healthways, Inc...................................................3.90%
Sierra Health Services, Inc................................................3.77%
Cognizant Technology Solutions Corp. ......................................3.73%
Pentair, Inc. .............................................................3.67%
Triad Hospitals, Inc. .....................................................3.61%
Chicago Bridge & Iron Co. N.V............................................. 3.32%
                                                                          ------

Total.....................................................................39.21%

(1) TOTAL RETURN FIGURES DO NOT INCLUDE THE 2.5% INITIAL SALES CHARGE THAT WAS IN EFFECT UNTIL 11-1-1999. THE AVERAGE TOTAL RETURN FOR THE PERIOD 6-11-1997 TO 6-30-2005 WITH THE INITIAL SALES CHARGE DEDUCTED IS 1.72%. THE SALES CHARGE WAS NOT IN EFFECT AT ANY TIME DURING THE SIX-MONTH, ONE-YEAR, THREE-YEAR OR FIVE-YEAR PERIODS ENDED 6-30-2005. THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MORE RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.PAXWORLD.COM OR CALL 800-767-1729.

(2) TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER OR CASH AND EQUIVALENTS, IF APPLICABLE.

                                                                   June 30, 2005

PAX WORLD GROWTH FUND, INC.

ASSET ALLOCATION (Pie Chart)

U.S. Common Stocks 68%
Foreign Common Stocks 14%
Cash and Equivalents 18%


SECTOR DIVERSIFICATION

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS

Health Care..................................................................25%
Cash and Equivalents ........................................................18%
Information Technology.......................................................18%
Energy.......................................................................13%
Consumer Staples..............................................................9%
Industrials...................................................................7%
Telecommunication Services....................................................7%
Consumer Discretionary........................................................2%
Utilities.................................................................    1%
                                                                          ------

Total.......................................................................100%

                                                    Portfolio Manager's Comments
                                                                   June 30, 2005

PAX WORLD HIGH YIELD FUND, INC.

                                 DIANE M. KEEFE
                                PORTFOLIO MANAGER

Q. HOW DID THE PAX WORLD HIGH YIELD FUND PERFORM DURING THE FIRST SIX MONTHS OF 2005?

A. The Pax World High Yield Fund Individual Investor Class had a total return of 0.05%(1) and the Pax World High Yield Fund Institutional Class had a total return of 0.22%(1) for the six months ended June 30, 2005. For the same period, the Lipper High Current Yield Fund Index had a total return of 0.59%, and the Merrill Lynch High Yield Master I Index had a total return of 1.22%.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD HIGH YIELD FUND DURING THE FIRST SIX MONTHS OF 2005?

A. The Fund's performance during the first half of the year was adversely affected by its positions in European currency-denominated securities. The Euro-zone economies have been weakening and potential rate cuts in Europe have led to Euro and British pound weakness versus the U.S. dollar. Long term, we believe that exposure to non-dollar currency debt will be a positive contributor to returns for the portfolio as a result of the macro-economic weakness of the U.S. current-account and trade deficits. Therefore, we have chosen to maintain a steady exposure to the corporate debt of companies who issue in Euros and British pounds. We expect to see credit improvement over time that could offset further weakness in currencies to some degree; if, however, credit does not improve further currency weaknesses would not be offset.

     U.S. auto industry weakness led to a sell-off in the high-yield market early in the second quarter and hedge funds overexposed to highly leveraged positions in the derivatives market were rumored to be in financial distress. During the downturn, we opportunistically sold the majority of the Fund's positions in the Brazilian corporate market, using the proceeds to reinvest in U.S. companies whose bonds had fallen more than their Brazilian counterparts. Although we are bullish on Brazil long term, we believe a greater premium should be associated with the Brazilian debt market than is currently available. Later in the quarter, when the downgrade of General Motors occurred, the market reacted with a shrug and a recovery ensued.

(1) THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURN WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED.

                                                                   June 30, 2005

PAX WORLD HIGH YIELD FUND, INC.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD HIGH YIELD FUND DURING THE FIRST SIX MONTHS OF 2005?

A. The Fund continues to be overweighted in the consumer staples sector, including health care and the food industries. The Fund bought FOODCORP, a company based in South Africa that has leading market shares in peanut butter, rusks (a dry biscuit), and mague (a high-protein beverage popular as a meal replacement). The Fund purchased the bonds of FAGE DAIRY, a Greek company which is using bond proceeds to expand distribution of its yogurts in the U.S. We purchased the bonds of CHAODA, a Hong Kong listed company that is the largest producer of vegetables in mainland China. We believe these companies have stable revenue and cash flows, which we like to see.

     In the energy sector, the Fund added to its holdings in FPL ENERGY WIND portfolio bonds. For the first ten years of production, 60% of the cash flows from these wind projects are provided through federal government tax credits providing stability to the capital structure.

     We increased the Fund's exposure to the casual restaurant sector by adding to VICORP RESTAURANTS, a diner chain that is in an apparent turnaround situation led by Ms. Debra Koenig, CEO, previously Southeast Divisional President of McDonald's. In addition, we believe we have positioned the Fund to benefit from any increased demand for casual dining with holdings in the bonds of Pizzeria Uno (UNO RESTAURANT) and FRIENDLY ICE CREAM.

     We added to the Fund's position in MILLICOM, which provides cellular phone service in many emerging markets. In addition, the Fund bought a new debt offering by QWEST CORP. (formerly U.S. West). The Fund also bought a new position in ALASKA COMMUNICATIONS, whose bond prices have improved dramatically since the announcement of a large bond repurchase by the company, effectively decreasing its debt. We believe Ms. Lianne Pelletier, CEO, has kept the company's costs in line and focused the company as a high-yielding, income-generating utility. We added to the Fund's position in UNIVERSAL HOSPITAL SERVICES, a provider of medical equipment that appears to be successfully repositioning itself to assist hospitals in managing their equipment for critical care, respiratory care, and newborn care.

     Our strategy continues to be to add to companies in the Fund's portfolio that we believe have stable to improving business fundamentals and limited "turnaround" situations. We look for underrated B-rated companies that appear to us to have the credit quality evident in the BB category (i.e., the upper and middle tiers of the high-yield market). In an effort to limit volatility, we strive to limit the Fund's purchases of CCC-rated and distressed companies.

                                                            Portfolio Highlights
                                                                   June 30, 2005

PAX WORLD HIGH YIELD FUND, INC.

KEY STATISTICS - INDIVIDUAL INVESTOR CLASS

Year-to-date change in NAV ($8.85 to $8.57)...................................- $0.28
Year-to-date change in total net assets ($45.85 to $51.89 million)......$6.04 million
Year-to-date distributions to shareholders (per share).........................$0.283
30 Day SEC yield(1) ............................................................6.79%
Year-to-date total return(2) ...................................................0.05%
1 Year total return(2) .........................................................8.28%
3 Year average total return(2) ................................................10.28%
5 Year average total return(2) .................................................5.98%
10-8-99 to 6-30-05 average total return(2) .....................................4.88%

KEY STATISTICS - INSTITUTIONAL CLASS

Year-to-date change in NAV ($8.85 to $8.57)...................................- $0.28
Year-to-date change in total net assets ($6.49 to $7.86 million)........$1.37 million
Year-to-date distributions to shareholders (per share).........................$0.298
30 Day SEC yield(1) ............................................................7.14%
Year-to-date total return(2) ...................................................0.22%
1 Year total return(2) .........................................................8.66%
6-01-04 to 6-30-05 average total return(2) .....................................9.12%

GEOGRAPHICAL DIVERSIFICATION

United States of America(3)........68.84%    Brazil........................1.30%
Great Britain.......................4.48%    China.........................1.21%
Cayman Islands......................3.42%    Bermuda.......................1.13%
Canada..............................3.08%    Bahamas.......................1.12%
Luxembourg..........................2.93%    South Africa..................1.04%
Greece..............................2.50%    France........................0.88%
Germany.............................1.88%    Hong Kong.....................0.83%
Mexico..............................1.83%    Singapore.....................0.38%
Netherlands.........................1.66%                                  -----
Australia...........................1.49%    Total..........................100%


(1) SEC YIELDS ARE CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULTS.

(2) TOTAL RETURN FIGURES DO NOT INCLUDE THE SHORT-TERM REDEMPTION FEE IMPOSED ON SHARES OF THE FUND REDEEMED WITHIN 45 DAYS OF PURCHASE. THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURN WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MORE RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.PAXWORLD.COM OR CALL 800-767-1729.

(3) INCLUDES MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT, AND CASH AND EQUIVALENTS.

                                                                   June 30, 2005

PAX WORLD HIGH YIELD FUND, INC.

TEN LARGEST HOLDINGS(1)

                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

Universal Hospital Services, Inc., 10.125%, due 11-01-11...................2.28%
WH Holdings Ltd., 9.500%, due 04-01-11.....................................2.05%
VICORP Restaurants, Inc., 10.500%, due 04-15-11............................2.00%
Interactive Health LLC, 144A, 7.250%, due 04-01-11.........................1.87%
Intertape Polymer US, Inc., 8.500%, due 08-01-14...........................1.83%
US Oncology, Inc., 10.750%, due 08-15-14...................................1.83%
Thornburg Mortgage, Inc., 8.000%, due 05-15-13.............................1.82%
Health Care REIT, Inc., Preferred Series F ................................1.69%
Millicom International Cellular SA, 10.000%, due 12-01-13..................1.67%
WII Components, Inc., 10.000%, due 02-15-12..............................  1.66%
                                                                         -------
Total.....................................................................18.70%

(1) TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER OR CASH AND EQUIVALENTS, IF APPLICABLE.

CREDIT QUALITY - PERCENT OF NET ASSETS (Pie Chart)

B 69%
BB 17%
CCC 2%
BBB 1%
Not Rated 1%

SECTOR DIVERSIFICATION

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS

Consumer Discretionary.......................................................25%
Consumer Staples.............................................................12%
Industrials..................................................................10%
Cash and Equivalents.........................................................10%
Materials.....................................................................9%
Financials....................................................................9%
Telecommunication Services....................................................8%
Health Care...................................................................8%
Energy........................................................................4%
Information Technology........................................................4%
Utilities.................................................................    1%
                                                                          ------
Total.......................................................................100%

                                                    Shareholder Expense Examples
                                                                   June 30, 2005

PAX WORLD

EXAMPLES

As a shareholder of the Pax World Balanced, Growth or High Yield Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees, with respect to the High Yield Fund; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2005 and ending on June 30, 2005.

ACTUAL EXPENSES

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. For each of the Funds, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that IRA, Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $10. If you are invested in one of these account types, you should add an additional $10 to the estimated expenses paid on your account.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that IRA, Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $10. If you are invested in one of these account types, you should add an additional $10 to the estimated expenses paid on your account.

                                                                   June 30, 2005


Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the High Yield Fund's short term redemption fees. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                        Beginning        Ending               Expenses Paid
                      Account Value   Account Value          During Period*
                       (1/1/2005)      (6/30/2005)       (1/1/2005 - 6/30/2005)
                       ----------      -----------       ----------------------

PAX WORLD BALANCED FUND

Actual                   $1,000          $1,004.70               $4.77

Hypothetical
   (5% return before
   expenses)             $1,000          $1,020.03               $4.81

PAX WORLD GROWTH FUND

Actual                   $1,000           $984.10                $7.43

Hypothetical
   (5% return before
   expenses)             $1,000          $1,017.31               $7.55

PAX WORLD HIGH YIELD FUND - INDIVIDUAL INVESTOR CLASS SHARES

Actual                   $1,000          $1,000.50               $7.49

Hypothetical
   (5% return before
   expenses)             $1,000          $1,017.31               $7.55

PAX WORLD HIGH YIELD FUND - INSTITUTIONAL CLASS SHARES

Actual                   $1,000          $1,002.20               $5.76

Hypothetical
   (5% return before
   expenses)             $1,000          $1,019.04               $5.81

* EXPENSES ARE EQUAL TO EACH FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD BEGINNING ON JANUARY 1, 2005 AND ENDING ON JUNE 30, 2005). THE ANNUALIZED EXPENSE RATIOS FOR EACH OF THE FUNDS ARE AS FOLLOWS:
      BALANCED FUND:  0.96%
      GROWTH FUND:  1.51%
      HIGH YIELD FUND - INDIVIDUAL INVESTOR CLASS SHARES: 1.51%
      HIGH YIELD FUND - INSTITUTIONAL CLASS SHARES:  1.16%

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                  NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                      OF SHARES        VALUE

      STOCKS: 64.8%

      COMMON STOCKS: 64.7%

CONSUMER DISCRETIONARY: 4.8%
      Belo Corp. Series A ......................         156,900    $  3,760,893
      BJ's Wholesale Club, Inc. (a) ............         350,000      11,371,500
      Comcast Corp. Class A (a) ................         225,000       6,907,500
      Comcast Corp. Class A Special (a) ........         225,000       6,738,750
      Honda Motor LTD ADR ......................         125,000       3,076,250
      Koninklijke Philips Electronics NV ADR ...         650,000      16,373,500
      Staples, Inc. ............................         975,000      20,787,000
      Toyota Motor Credit Corp. ADR ............         100,000       7,149,000
      Tribune Co. ..............................         167,400       5,889,132
                                                                    ------------
                                                                      82,053,525
                                                                    ------------

CONSUMER STAPLES: 8.4%
      Avon Products, Inc. ......................         400,000      15,140,000
      Corn Products International, Inc. ........         760,800      18,076,608
      CVS Corp. ................................         600,000      17,442,000
      General Mills, Inc. ......................         121,100       5,666,269
      Gillette Co. .............................         375,000      18,986,250
      Kimberly-Clark Corp. .....................         350,000      21,906,500
      Estee Lauder Cos., Inc. ..................         250,000       9,782,500
      McCormick & Co., Inc. ....................         350,000      11,438,000
      PepsiCo, Inc. ............................         250,000      13,482,500
      Supervalu, Inc. ..........................         300,000       9,783,000
                                                                    ------------
                                                                     141,703,627
                                                                    ------------

ENERGY: 7.4%
      Apache Corp. .............................         425,000      27,455,000
      Baker Hughes, Inc. .......................         325,000      16,627,000
      BP PLC ADR ...............................         150,000       9,357,000
      Cal Dive International, Inc. (a) .........         225,000      11,783,250
      Chesapeake Energy Corp. ..................         800,000      18,240,000
      Equitable Resources, Inc. ................         250,000      17,000,000
      Questar Corp. ............................         250,000      16,475,000
      Tidewater, Inc. ..........................         225,000       8,577,000
                                                                    ------------
                                                                     125,514,250
                                                                    ------------

                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                     NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                         OF SHARES     VALUE

      COMMON STOCKS, continued

FINANCIALS: 4.6%
      Capital Automotive REIT ......................       175,000   $ 6,679,750
      CheckFree Corp. (a) ..........................       296,000    10,081,760
      Fannie Mae ...................................       225,000    13,140,000
      The First Marblehead Corp. (a) ...............        50,000     1,753,000
      Hospitality Properties Trust .................       200,000     8,814,000
      Jefferson-Pilot Corp. ........................       250,000    12,605,000
      National City Corp. ..........................       225,000     7,677,000
      SLM Corp. ....................................       125,000     6,350,000
      St. Joe Co. ..................................       125,000    10,192,500
                                                                     -----------
                                                                      77,293,010
                                                                     -----------

HEALTH CARE: 11.4%
      Abbott Laboratories, Inc. ....................       200,000     9,802,000
      Amgen, Inc. (a) ..............................       400,000    24,184,000
      Astrazeneca PLC ADR ..........................       100,000     4,126,000
      Baxter International, Inc. ...................       250,000     9,275,000
      Becton Dickinson & Co. .......................       127,100     6,668,937
      Caremark Rx, Inc. (a) ........................       600,000    26,712,000
      Glaxosmithkline PLC ADR ......................       300,000    14,553,000
      Johnson & Johnson, Inc. ......................       225,000    14,625,000
      Medtronic, Inc. ..............................       350,000    18,126,500
      Stryker Corp. ................................       350,000    16,646,000
      Sybron Dental Specialties, Inc. (a) ..........       250,000     9,405,000
      UnitedHealth Group, Inc. .....................       200,000    10,428,000
      Wellpoint Health Networks, Inc. (a) ..........       400,000    27,856,000
                                                                     -----------
                                                                     192,407,437
                                                                     -----------

INDUSTRIALS: 4.4%
      American Standard Cos., Inc. .................       300,000    12,576,000
      Chicago Bridge & Iron Co. N.V ................       650,000    14,859,000
      Donnelley R R & Sons Co. .....................       200,000     6,902,000
      Pentair, Inc. ................................       450,000    19,264,500
      Ryder Systems, Inc. ..........................       333,300    12,198,780
      TNT N.V. ADR .................................       325,000     8,238,750
                                                                     -----------
                                                                      74,039,030
                                                                     -----------

INFORMATION TECHNOLOGY: 12.7%
      Accenture Ltd. Class A (a) ...................       400,000     9,068,000
      Amdocs Ltd. (a) ..............................       300,000     7,929,000

                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                  NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                      OF SHARES        VALUE

      COMMON STOCKS, continued

INFORMATION TECHNOLOGY, continued
      Applied Materials, Inc. ...................        350,000   $  5,663,000
      Check Point Software Technologies, Ltd. (a)        300,000      5,940,000
      Cisco Systems, Inc. (a) ...................        830,000     15,861,300
      Citrix Systems, Inc. (a) ..................        500,000     10,830,000
      Dell Inc. (a) .............................        550,000     21,730,500
      EMC Corp. (a) .............................      1,950,000     26,734,500
      Fair Isaac Corp. ..........................        350,000     12,775,000
      Fiserv, Inc. (a) ..........................        463,511     19,907,797
      Intuit, Inc. (a) ..........................        350,000     15,788,500
      Microsoft Corp. ...........................        650,000     16,146,000
      Mykrolis Corp. (a) ........................        428,000      6,081,880
      Nam Tai Electronics .......................        325,000      7,390,500
      QUALCOMM, Inc. ............................        475,000     15,679,750
      SAP Aktiengesellschaft ADR ................        350,000     15,155,000
      Secure Computing Corp. (a) ................        275,000      2,992,000
                                                                   ------------
                                                                    215,672,727
                                                                   ------------

MATERIALS: 3.7%
      Aracruz Celulose SA ADR ...................        175,000      6,081,250
      Cemex SA ADR ..............................        600,000     25,452,000
      Masco Corp. ...............................        350,000     11,116,000
      Nucor Corp. ...............................        150,000      6,843,000
      Sealed Air Corp. (a) ......................        250,000     12,447,500
                                                                   ------------
                                                                     61,939,750
                                                                   ------------

TELECOMMUNICATION SERVICES: 3.6%
      America Movil SA ADR ......................        450,000     26,824,500
      BT Group ADR ..............................        225,000      9,360,000
      France Telecom ADR ........................        100,000      2,914,000
      Philippine Long Dist Tel Co. ADR ..........         99,900      2,902,095
      Telefonos de Mexico SA ADR
        (representing ordinary shares L) ........        500,000      9,445,000
      Vodafone Group PLC ADR ....................        400,000      9,728,000
                                                                   ------------
                                                                     61,173,595
                                                                   ------------

UTILITIES: 3.7%
      Aqua America, Inc. ........................        332,875      9,899,703
      KeySpan Corp. .............................        300,000     12,210,000
      Peoples Energy Corp. ......................        299,300     13,007,578

                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                     OF SHARES        VALUE

      COMMON STOCKS, continued

UTILITIES, continued
      UGI Corp. ............................           500,000    $   13,950,000
      Veolia Environment ADR ...............           350,000        13,090,000
                                                                  --------------
                                                                      62,157,281
                                                                  --------------
TOTAL COMMON STOCKS
      (Cost $800,498,396) ..................                       1,093,954,232
                                                                  --------------


      PREFERRED STOCKS: 0.1%

FINANCIALS: 0.1%
      HRPT Properties Trust, Series B ......            50,000         1,354,000
      Regency Centers Corp. ................            32,000           823,840
                                                                  --------------

TOTAL PREFERRED STOCKS
      (Cost $2,249,740) ....................                           2,177,840
                                                                  --------------

TOTAL STOCKS
      (Cost $802,748,136) ..................                       1,096,132,072
                                                                  --------------


                                                      PRINCIPAL
      BONDS: 29.2%                                       AMOUNT

      MORTGAGE-BACKED SECURITIES: 5.0%

      U.S. GOVERNMENT MORTGAGE-BACKED: 4.8%

FREDDIE MAC (Mortgage-Backed): 1.4%
      5.000%, due July 1, 2007 ...............       $  290,730          294,771
      4.500%, due March 1, 2008 ..............        1,366,963        1,373,374
      4.500%, due April 1, 2008 ..............        1,592,576        1,600,045
      3.500%, due May 1, 2008 ................        1,780,011        1,737,311
      5.000%, due October 1, 2008 ............        1,858,306        1,884,264
      4.000%, due September 1, 2010 ..........        3,962,792        3,921,110
      4.000%, due May 1, 2014 ................        3,060,412        3,013,675
      4.000%, due September 1, 2018 ..........        1,015,951          994,812
      4.500%, due September 1, 2018 ..........        1,470,210        1,464,748
      5.000%, due October 1, 2018 ............        1,408,574        1,425,519
      5.500%, due October 1, 2018 ............          987,570        1,014,156
      5.500%, due October 1, 2018 ............          914,789          939,416

                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                 PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                         AMOUNT        VALUE

      U.S. GOVERNMENT MORTGAGE-BACKED, continued

FREDDIE MAC (Mortgage-Backed), continued
      5.000%, due November 1, 2018 .............     $   807,797     $   817,514
      5.000%, due November 1, 2018 .............         714,573         723,169
      6.500%, due May 1, 2029 ..................         535,479         556,197
      6.500%, due December 1, 2029 .............         577,920         600,281
      6.500%, due June 1, 2032 .................         762,783         790,836
                                                                     -----------
                                                                      23,151,198
                                                                     -----------

FANNIE MAE (Mortgage-Backed): 3.4%
      5.500%, due December 1, 2011 .............       1,206,814       1,224,035
      5.000%, due January 1, 2014 ..............       2,183,196       2,227,801
      5.000%, due February 1, 2014 .............       1,488,946       1,519,367
      5.500%, due October 1, 2014 ..............       2,802,454       2,884,812
      5.500%, due November 1, 2014 .............       3,070,897       3,161,143
      5.000%, due April 1, 2018 ................       4,992,862       5,052,710
      5.000%, due November 1, 2018 .............         230,379         233,140
      5.000%, due November 1, 2018 .............       1,061,786       1,074,513
      5.000%, due November 1, 2018 .............       1,039,991       1,052,457
      5.000%, due February 1, 2019 .............       2,933,945       2,968,378
      5.000%, due April 1, 2019 ................       1,085,634       1,098,375
      5.000%, due June 1, 2019 .................       2,665,699       2,696,984
      5.500%, due July 1, 2019 .................       2,512,326       2,580,653
      4.500%, due November 1, 2019 .............       2,856,235       2,845,469
      5.000%, due January 2, 2020 ..............       2,442,605       2,471,272
      5.000%, due March 1, 2020 ................       2,961,673       2,996,731
      5.000%, due October 1, 2023 ..............       2,440,920       2,460,736
      4.500%, due January 1, 2025 ..............       1,969,860       1,948,916
      5.000%, due June 1, 2025 .................       2,987,480       3,011,377
      8.000%, due May 1, 2030 ..................         255,342         274,622
      6.500%, due June 1, 2032 .................       1,107,192       1,147,761
      4.000%, due June 1, 2033 .................       3,688,817       3,484,134
      1.000%, due January 1, 2035 ..............       4,986,241       4,941,627
      6.000%, due April 1, 2035 ................       2,972,522       3,048,513
      1.000%, due June 1, 2035 .................       1,997,223       2,007,577
                                                                     -----------
                                                                      58,413,103
                                                                     -----------

                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                 PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                         AMOUNT        VALUE

      COMMERCIAL MORTGAGE-BACKED: 0.2%

      Nomura Asset Securities Corp. ............
        6.590%, due March 15, 2030 .............     $ 3,000,000     $ 3,186,011
                                                                     -----------

TOTAL MORTGAGE-BACKED SECURITIES
      (Cost $88,322,507) .......................                      84,750,312
                                                                     -----------


      U.S. GOVERNMENT AGENCY BONDS: 18.1%

FEDERAL FARM CREDIT BANK: 1.6%
      3.700%, due October 27, 2008 .............       3,000,000       2,970,594
      4.550%, due April 26, 2010 ...............       5,000,000       5,032,830
      4.480%, due June 21, 2010 ................       3,000,000       2,983,878
      4.950%, due May 9, 2012 ..................       7,000,000       7,008,274
      4.950%, due May 16, 2012 .................       5,000,000       4,991,430
      5.300%, due June 22, 2015 ................       3,000,000       2,998,554
      4.990%, due January 28, 2015 .............       1,000,000       1,006,806
                                                                     -----------
                                                                      26,992,366
                                                                     -----------

FEDERAL HOME LOAN BANK SYSTEM: 9.0%
      2.200%, due April 28, 2006 ...............       4,000,000       3,950,024
      2.625%, due January 30, 2007 .............       3,000,000       2,945,313
      3.280%, due May 7, 2007 ..................       3,000,000       2,970,000
      3.100%, due May 21, 2007 .................       5,000,000       4,932,655
      2.750%, due July 23, 2007 ................       3,000,000       2,935,653
      4.000%, due September 24, 2007 ...........       3,000,000       3,009,429
      4.000%, due January 28, 2008 .............       1,500,000       1,498,341
      3.520%, due January 30, 2008 .............       3,000,000       2,971,782
      4.500%, due February 15, 2008 ............       2,000,000       2,002,516
      3.200%, due March 3, 2008 ................       3,000,000       2,948,316
      3.700%, due April 2, 2008 ................       5,000,000       4,966,765
      3.500%, due April 21, 2008 ...............       4,000,000       3,936,508
      3.530%, due April 29, 2008 ...............       4,000,000       3,963,408
      4.100%, due July 14, 2008 ................       4,000,000       3,968,580
      3.375%, due July 21, 2008 ................       5,000,000       4,904,415
      3.510%, due July 22, 2008 ................       2,500,000       2,473,015
      3.250%, due August 14, 2008 ..............       2,750,000       2,743,857
      3.750%, due October 21, 2008 .............       5,000,000       4,914,610
      4.125%, due November 17, 2008 ............       3,000,000       2,994,687

                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                        AMOUNT         VALUE

      U.S. GOVERNMENT AGENCY BONDS, continued

FEDERAL HOME LOAN BANK SYSTEM, continued
      4.100%, due November 17, 2008 ..........     $  3,000,000     $  2,993,529
      4.250%, due December 3, 2008 ...........        3,000,000        2,999,949
      3.000%, due December 11, 2008 ..........        1,000,000        1,000,597
      4.000%, due January 29, 2009 ...........        3,000,000        2,987,721
      3.790%, due February 13, 2009 ..........        4,000,000        3,964,856
      3.750%, due March 24, 2009 .............        3,000,000        2,953,227
      2.000%, due April 15, 2009 .............        4,000,000        3,954,656
      4.250%, due May 12, 2009 ...............        4,000,000        3,975,248
      3.250%, due May 12, 2009 ...............        6,000,000        5,966,040
      3.500%, due August 21, 2009 ............        3,000,000        3,000,030
      4.520%, due August 26, 2009 ............        3,000,000        3,002,424
      4.000%, due October 19, 2009 ...........        3,000,000        2,980,017
      4.350%, due February 16, 2010 ..........        3,000,000        3,005,160
      4.450%, due February 24, 2010 ..........        3,000,000        3,004,179
      5.040%, due June 7, 2010 ...............        3,000,000        3,000,513
      4.625%, due October 7, 2010 ............        5,000,000        5,000,595
      4.875%, due December 1, 2011 ...........        3,250,000        3,250,455
      4.270%, due January 17, 2012 ...........        3,000,000        2,971,962
      4.950%, due January 26, 2012 ...........        3,000,000        3,010,518
      5.250%, due March 3, 2012 ..............        5,000,000        5,023,275
      4.950%, due March 15, 2012 .............        3,000,000        3,031,707
      4.650%, due June 29, 2012 ..............        3,000,000        2,994,417
      4.800%, due July 19, 2012 ..............        3,500,000        3,504,795
      5.300%, due August 16, 2012 ............        3,000,000        3,006,069
      5.450%, due April 27, 2015 .............        3,000,000        3,046,539
      5.250%, due July 14, 2016 ..............        3,000,000        3,007,323
                                                                    ------------
                                                                     151,665,675
                                                                    ------------

FREDDIE MAC (Agency): 3.5%
      3.800%, due June 28, 2007 ..............        3,000,000        2,997,891
      3.000%, due August 15, 2007 ............        3,000,000        2,950,602
      4.050%, due September 24, 2007 .........        2,500,000        2,501,568
      2.500%, due December 24, 2007 ..........        2,500,000        2,420,963
      3.250%, due March 14, 2008 .............        3,000,000        2,940,486
      3.500%, due April 15, 2008 .............        5,305,000        5,245,149
      4.125%, due August 19, 2008 ............        7,000,000        6,991,621
      4.000%, due January 14, 2009 ...........        3,000,000        2,965,752
      3.500%, due April 1, 2009 ..............        3,000,000        2,948,568

                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                        AMOUNT         VALUE

      U.S. GOVERNMENT AGENCY BONDS, continued

FREDDIE MAC (Agency), continued
      4.000%, due August 4, 2009 .............     $  4,000,000     $  3,976,136
      4.125%, due November 18, 2009 ..........        3,000,000        2,998,386
      3.000%, due November 23, 2009 ..........        3,765,000        3,757,447
      4.850%, due December 7, 2009 ...........        4,000,000        4,007,480
      4.750%, due December 8, 2010 ...........        5,000,000        4,992,010
      5.875%, due March 21, 2011 .............        3,000,000        3,234,666
      6.250%, due March 5, 2012 ..............        4,000,000        4,143,412
                                                                    ------------
                                                                      59,072,137
                                                                    ------------

FANNIE MAE (Agency): 4.0%
      3.050%, due April 20, 2007 .............        4,000,000        3,946,964
      4.320%, due July 26, 2007 ..............        4,000,000        4,002,512
      3.000%, due November 28, 2007 ..........        3,000,000        2,993,532
      3.000%, due May 12, 2008 ...............        3,000,000        2,966,181
      4.000%, due August 8, 2008 .............        3,000,000        2,989,119
      3.750%, due December 8, 2008 ...........        3,000,000        2,972,388
      4.000%, due January 26, 2009 ...........        4,000,000        3,993,240
      4.290%, due February 17, 2009 ..........        7,324,000        7,268,704
      4.250%, due November 23, 2009 ..........        2,000,000        1,993,528
      3.625%, due December 28, 2009 ..........        4,000,000        3,989,720
      4.300%, due February 17, 2010 ..........        3,000,000        3,004,845
      4.400%, due March 8, 2010 ..............        3,000,000        3,006,297
      5.000%, due April 6, 2010 ..............        4,000,000        4,034,916
      4.750%, due April 19, 2010 .............        3,000,000        3,032,403
      5.030%, due September 23, 2011 .........        5,000,000        5,014,305
      4.750%, due February 21, 2013 ..........        6,000,000        5,993,484
      5.000%, due March 2, 2015 ..............        7,000,000        7,061,222
                                                                    ------------
                                                                      68,263,360
                                                                    ------------

TOTAL U.S. GOVERNMENT AGENCY BONDS
      (Cost $304,207,290) ....................                       305,993,538
                                                                    ------------

                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                        AMOUNT         VALUE

      CORPORATE BONDS: 6.1%

CONSUMER DISCRETIONARY: 0.7%
      Lowes Cos., Inc. .......................
        7.500%, due December 15, 2005 ........      $ 3,200,000      $ 3,251,056
      Tandy Corp. ............................
        6.950%, due September 1, 2007 ........          994,000        1,033,387
      Toyota Motor Credit Corp. ..............
        4.160%, due July 28, 2008 ............        3,000,000        2,961,300
      Toyota Motor Credit Corp. ..............
        2.750%, due August 6, 2009 ...........        2,454,540        2,400,822
      Toyota Motor Credit Corp. ..............
        5.010%, due January 18, 2015 .........        2,000,000        1,937,620
                                                                     -----------
                                                                      11,584,185
                                                                     -----------

CONSUMER STAPLES: 0.6%
      CVS Corp. ..............................
        3.875%, due November 1, 2007 .........        5,000,000        4,978,595
      Estee Lauder Cos., Inc. ................
        6.000%, due January 15, 2012 .........        1,599,000        1,746,306
      Supervalu, Inc. ........................
        7.500%, due May 15, 2012 .............        3,000,000        3,445,221
                                                                     -----------
                                                                      10,170,122
                                                                     -----------

FINANCIALS: 1.9%
      AFLAC, Inc. ............................
        6.500%, due April 15, 2009 ...........        5,000,000        5,421,085
      Chubb Corp. ............................
        3.950%, due April 1, 2008 ............        5,000,000        4,967,215
      CIT Group, Inc. ........................
        5.500%, due November 30, 2007 ........       10,000,000       10,286,110
      SLM Corp. Tranche TR 00034
        4.000%, due January 15, 2009 .........        4,000,000        3,971,240
      SLM Corp. Tranche TR 00084
        4.300%, due June 1, 2009 .............        2,000,000        1,963,340
      SLM Corp. Tranche TR 00061
        3.850%, due June 23, 2014 ............        1,600,000        1,564,752
      SLM Corp. Tranche TR 00066
        4.000%, due July 25, 2014 ............        3,075,000        3,046,956
                                                                     -----------
                                                                      31,220,698
                                                                     -----------

                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                        AMOUNT         VALUE

      CORPORATE BONDS, continued

HEALTH CARE: 1.4%
      Baxter International, Inc. .............
        5.250%, due May 1, 2007 ..............     $  5,000,000     $  5,094,970
      Bristol Myers Squibb Co. ...............
        5.750%, due October 1, 2011 ..........        8,400,000        8,998,878
      UnitedHealth Group, Inc. ...............
        5.200%, due January 17, 2007 .........        4,835,000        4,914,565
      Wellpoint, Inc. ........................
        3.750%, due December 14, 2007 ........        2,000,000        1,975,386
      Wellpoint, Inc. ........................
        4.250%, due December 15, 2009 ........        3,000,000        2,989,728
                                                                    ------------
                                                                      23,973,527
                                                                    ------------

INDUSTRIALS: 0.3%
      Pentair, Inc. ..........................
        7.850%, due October 15, 2009 .........        5,000,000        5,628,785
                                                                    ------------

INFORMATION TECHNOLOGY: 0.2%
      Fiserv, Inc. ...........................
        4.000%, due April 15, 2008 ...........        3,000,000        2,959,902
                                                                    ------------

TELECOMMUNICATION SERVICES: 0.7%
      British Telecommunication PLC
        8.125%, due December 15, 2010 ........        5,000,000        5,926,550
      CenturyTel, Inc. .......................
        5.000%, due February 15, 2015 ........        2,000,000        1,937,760
      France Telecom SA
        8.000%, due March 1, 2011 ............        3,000,000        3,485,481
                                                                    ------------
                                                                      11,349,791
                                                                    ------------

UTILITIES: 0.3%
      National Fuel Gas Co. ..................
        6.303%, due May 27, 2008 .............        5,500,000        5,812,147
                                                                    ------------

TOTAL CORPORATE BONDS
      (Cost $103,419,856) ....................                       102,699,157
                                                                    ------------

TOTAL BONDS
      (Cost $495,949,653) ....................                       493,443,007
                                                                    ------------

                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                        AMOUNT         VALUE

      CERTIFICATES OF DEPOSIT: 0.1%

      Self Help Credit Union
        3.700%, due May 26, 2006 .............      $   250,000      $   250,000
      South Shore Bank
        2.750%, due October 11, 2005 .........          500,000          500,000
                                                                     -----------

TOTAL CERTIFICATES OF DEPOSIT
      (Cost $750,000) ........................                           750,000
                                                                     -----------

      COMMERCIAL PAPER: 2.0%

      Bellsouth Corp
        3.09%, due July 13, 2005 .............        6,000,000        5,993,820
      Constitution State Corporate
        3.25%, due August 1, 2005 ............        7,000,000        6,980,470
      The Procter & Gamble Co. ...............
        3.02%, due July 5, 2005 ..............        8,000,000        7,997,333
      The Procter & Gamble Co. ...............
        2.87%, due July 18, 2005 .............        5,000,000        4,992,917
      McCormick & Co., Inc. ..................
        3.39%, due November 29, 2005 .........        8,000,000        7,887,924
                                                                     -----------

TOTAL COMMERCIAL PAPER
      (Cost $33,852,464) .....................                        33,852,464
                                                                     -----------

                                                        NUMBER
                                                     OF SHARES
      MONEY MARKET SHARES: 4.1%

      Pax World Money Market Fund -
      note B (c) (Cost $68,980,906) .......          68,980,906       68,980,906
                                                                 ---------------

TOTAL INVESTMENTS: 100.2%
      (Cost $1,402,281,159) ...............                        1,693,158,449

Other assets and liabilities (Net): (0.2%)                           (2,675,354)
                                                                 ---------------

Net assets: 100.0% ........................                      $ 1,690,483,095
                                                                 ---------------

(a)  Non-income producing security
(b) Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers
(c) Controlled Affiliate - Security is managed by Pax World Management Corp., the Fund's Adviser
ADR  American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2005

PAX WORLD GROWTH FUND, INC.

PERCENT OF NET ASSETS,                                     NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                         OF SHARES     VALUE

      COMMON STOCKS: 81.6%

CONSUMER DISCRETIONARY: 1.8%
      Coach, Inc. (a) ............................         40,000    $ 1,342,800
                                                                     -----------

CONSUMER STAPLES: 9.2%
      PepsiCo, Inc. ..............................         30,000      1,617,900
      Walgreen Co. ...............................         50,000      2,299,500
      The Gillette Co. ...........................         60,000      3,037,800
                                                                     -----------
                                                                       6,955,200
                                                                     -----------

ENERGY: 13.2%
      Apache Corp. ...............................         30,000      1,938,000
      Baker Hughes, Inc. .........................         30,000      1,534,800
      Chesapeake Energy Corp. ....................         70,000      1,596,000
      Hydril Co. (a) .............................         30,000      1,630,500
      Questar Corp. ..............................         50,000      3,295,000
                                                                     -----------
        ..........................................                     9,994,300
                                                                     -----------

HEALTH CARE: 24.4%
      Advisory Board Co. (a) .....................         50,000      2,437,000
      American Healthways, Inc. (a) ..............         70,000      2,958,900
      Johnson & Johnson ..........................         30,000      1,950,000
      Sanofi-Aventis ADR .........................         60,000      2,459,400
      Sierra Health Services, Inc. (a) ...........         40,000      2,858,400
      Triad Hospitals, Inc. (a) ..................         50,000      2,732,000
      UnitedHealth Group, Inc. ...................         60,000      3,128,400
                                                                     -----------
                                                                      18,524,100
                                                                     -----------

INDUSTRIALS: 7.0%
      Chicago Bridge & Iron Co. N.V ..............        110,000      2,514,600
      Pentair, Inc. ..............................         65,000      2,782,650
                                                                     -----------
                                                                       5,297,250
                                                                     -----------

INFORMATION TECHNOLOGY: 18.2%
      Autodesk, Inc. .............................         60,000      2,062,200
      Cerner Corp. (a) ...........................         30,000      2,039,100
      Cisco Systems, Inc. (a) ....................         50,000        955,500
      Cognizant Technology Solutions Corp. (a) ...         60,000      2,827,800
      EMC Corp. (a) ..............................         50,000        685,500
      Marvell Technology Group Ltd. (a) ..........         50,000      1,902,000

                                                                   June 30, 2005

PAX WORLD GROWTH FUND, INC.

PERCENT OF NET ASSETS,                                     NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                       OF SHARES       VALUE

      COMMON STOCKS, continued

INFORMATION TECHNOLOGY, continued
      QUALCOMM, Inc. .............................         30,000    $   990,300
      Websense, Inc. (a) .........................         20,000        961,000
      Yahoo! Inc. (a) ............................         40,000      1,386,000
                                                                     -----------
                                                                      13,809,400
                                                                     -----------

TELECOMMUNICATION SERVICES: 6.6%
      America Movil SA ADR .......................         60,000      3,576,600
      Comverse Technology, Inc. (a) ..............         60,000      1,419,000
                                                                     -----------
                                                                       4,995,600
                                                                     -----------

UTILITIES: 1.2%
      Aqua America, Inc. .........................         30,000        892,200
                                                                     -----------

TOTAL COMMON STOCKS
      (Cost $49,789,220) .........................                    61,810,850
                                                                     -----------

      MONEY MARKET SHARES: 17.5%

      Pax World Money Market Fund - note B (b)
      (Cost $13,267,890) .........................     13,267,890     13,267,890
                                                                     -----------

TOTAL INVESTMENTS: 99.1%
      (Cost $63,057,110) .........................                    75,078,740
                                                                     -----------

Other assets and liabilities (Net): 0.9% .........                       701,582

Net assets: 100.0% ...............................                   $75,780,322
                                                                     -----------

(a)  Non-income producing security
(b) Affiliate - security is managed by Pax World Management Corp., the Fund's Adviser
ADR  American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2005

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                   PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                           AMOUNT      VALUE

      CORPORATE BONDS: 87.9%

CONSUMER DISCRETIONARY: 24.8%
      Ames True Temper, Inc. .......................
        7.140%, due January 15, 2012 ...............    $  500,000    $  477,500
      Bear Creek Corp., 144A
        9.000%, due March 1, 2013 (b) ..............       750,000       735,000
      Blockbuster, Inc., 144A
        9.000%, due September 1, 2012 (b) ..........       500,000       470,000
      Brown Shoe, Inc., 144A
        8.750%, due May 1, 2012 (b) ................       250,000       261,875
      CSK Auto Corp. ...............................
        7.000%, due January 15, 2014 ...............       500,000       480,000
      Dura Operating Corp. .........................
        9.000%, due May 1, 2009 ....................       500,000       350,000
      EMI Group PLC
        9.750%, due May 20, 2008 (f) (GB) ..........       500,000       982,113
      Emmis Communications Corp., 144A
        9.314%, due June 15, 2012 (b) ..............       500,000       511,250
      Equinox Holdings, Inc. .......................
        9.000%, due December 15, 2009 ..............       755,000       783,313
      Friendly Ice Cream Corp. .....................
        8.375%, due June 15, 2012 ..................       600,000       585,000
      FTD, Inc. ....................................
        7.750%, due February 15, 2014 ..............       689,000       678,665
      Gregg Appliances, Inc. .......................
        9.000%, due February 1, 2013 ...............     1,000,000       942,500
      Interactive Health LLC, 144A
        7.250%, due April 1, 2011 (b) ..............     1,250,000     1,118,750
      IT Holding Finance SA
        9.875%, due November 15, 2012 (e) (LU) .....       673,000       753,162
      Leslie's Poolmart, Inc., 144A
        7.750%, due February 1, 2013 (b) ...........       500,000       507,500
      Pep Boys-Manny, Moe and Jack
        7.500%, due December 15, 2014 ..............       725,000       652,500
      Riddell Bell Holdings, Inc. ..................
        8.375%, due October 1, 2012 ................       750,000       755,625
      Technical Olympic USA, Inc. ..................
        7.5000%, due January 15, 2015 ..............       750,000       678,750
      Uno Restaurant, 144A
        10.000%, due February 15, 2011 (b) .........       750,000       716,250

                                                                   June 30, 2005

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                   PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                           AMOUNT      VALUE

      CORPORATE BONDS, continued

CONSUMER DISCRETIONARY, continued
      VICORP Restaurants, Inc. .....................
        10.500%, due April 15, 2011 ................   $ 1,180,000   $ 1,197,700
      WH Holdings Ltd. .............................
        9.500%, due April 1, 2011 ..................     1,140,000     1,225,500
                                                                     -----------
                                                                      14,862,953
                                                                     -----------

CONSUMER STAPLES: 12.1%
      Brake Brothers Finance PLC
        12.000%, due December 15, 2011 (f) (GB) ....       400,000       785,225
      Burns Philip Capital Property Ltd
        9.750%, due July 15, 2012 ..................       825,000       891,000
      Chaoda Modern Agriculture Holdings, 144A
        7.750%, due February 8, 2010 (b) ...........       750,000       725,625
      Chattem, Inc. ................................
        6.330%, due March 1, 2010 ..................       750,000       761,250
      Chiquita Brands International, Inc., 144A
        8.875%, due December 1, 2015 (b) ...........       750,000       748,125
      Fage Dairy Industry SA, 144A
        7.500%, due January 15, 2015 (b)(e) (GR) ...       500,000       607,193
      Foodcorp, 144A
        8.875%, due June 15, 2012 (b)(e) (SA) ......       500,000       620,804
      Jafra Cosmetics International, Inc. ..........
        10.750%, due May 15, 2011 ..................       565,000       635,625
      Jean Coutu Group PJC, Inc. ...................
        8.500%, due August 1, 2014 .................       750,000       744,375
      Pinnacle Foods Holding Corp. .................
        8.250%, due December 1, 2013 ...............       795,000       715,500
      Rite Aid Corp. ...............................
        7.500%, due January 15, 2015 ...............       500,000       482,500
      United Biscuits Finance PLC
        10.750%, due April 15, 2011 (f) (GB) .......       500,000       910,224
                                                                     -----------
                                                                       8,627,446
                                                                     -----------

ENERGY: 4.2%
      Compagnie Generale De Geophysique, 144A
        7.500%, due May 15, 2015 (b) ...............       500,000       523,750
      FPL Energy Wind FDG LLC., 144A
        6.125%, due March 25, 2019 (b) .............     1,000,000       972,734

                                                                   June 30, 2005

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                    PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                            AMOUNT     VALUE

      CORPORATE BONDS, continued

ENERGY, continued
      Qwest Corp., 144A
        7.625%, due June 15, 2015 (b) ................   $  750,000   $  769,688
      Titan Petrochemicals Group Ltd., 144A
        8.500%, due March 18, 2012 (b) ...............      250,000      228,750
                                                                      ----------
                                                                       2,494,922
                                                                      ----------

FINANCIALS: 5.9%
      Klockner Investment SCA, 144A
        10.500%, due May 15, 2015 (b)(e) (GM) ........      400,000      488,779
      LaBranche & Co., Inc. ..........................
        11.000%, due May 15, 2012 ....................      500,000      542,500
      Refco Finance Holdings LLC
        9.000%, due August 1, 2012 ...................      718,000      764,670
      Ship Financial International Ltd. ..............
        8.500%, due December 15, 2013 ................      705,000      674,156
      Thornburg Mortgage, Inc. .......................
        8.000%, due May 15, 2013 .....................    1,055,000    1,086,650
                                                                      ----------
                                                                       3,556,755
                                                                      ----------

HEALTH CARE: 7.9%
      Concentra Operating Corp. ......................
        9.500%, due August 15, 2010 ..................      500,000      535,000
      National Mentor, Inc., 144A
        9.625%, due December 1, 2012 (b) .............      750,000      793,125
      Select Medical Corp., 144A
        7.625%, due February 1, 2015 (b) .............      930,000      925,350
      Universal Hospital Services, Inc. ..............
        10.125%, due November 1, 2011 ................    1,340,000    1,360,100
      US Oncology, Inc. ..............................
        10.750%, due August 15, 2014 .................    1,000,000    1,095,000
                                                                      ----------
                                                                       4,708,575
                                                                      ----------

INDUSTRIALS: 10.4%
      Antenna TV SA, 144A
        7.250%, due February 15, 2015 (b)(e) (GR) ....      750,000      884,703
      Buhrmann U.S., Inc. ............................
        8.250%, due July 1, 2014 .....................      750,000      753,750
      Da-Lite Screen Co., Inc. .......................
        9.500%, due May 15, 2011 .....................      650,000      695,500

                                                                   June 30, 2005

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                   PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                           AMOUNT      VALUE

      CORPORATE BONDS, continued

INDUSTRIALS, continued
      Knowledge Learning Corp., 144A
        7.750%, due February 1, 2015 (b) ...........    $  500,000    $  480,000
      Ply Gem Industries, Inc. .....................
        9.000%, due February 15, 2012 ..............     1,000,000       850,000
      Progress Rail Services Corp., 144A
        7.750%, due April 1, 2012 (b) ..............       500,000       508,750
      Ultrapetrol Bahamas Ltd. .....................
        9.000%, due November 24, 2014 ..............       750,000       667,500
                                                                      ----------
                                                                       4,840,203
                                                                      ----------

INFORMATION TECHNOLOGY: 3.7%
      Activant Solutions, Inc. .....................
        10.500%, due June 15, 2011 .................       750,000       817,500
      Advanced Micro Devices, Inc. .................
        7.750%, due November 1, 2012 ...............       750,000       742,500
      IKON Office Solutions, Inc. ..................
        6.750%, due December 1, 2025 ...............       750,000       630,725
                                                                      ----------
                                                                       2,190,725
                                                                      ----------

MATERIALS: 9.3%
      Aleris International, Inc. ...................
        9.000%, due November 15, 2014 ..............       750,000       780,000
      Blue Ridge Paper Products, Inc. ..............
        9.500%, due December 15, 2008 ..............       500,000       480,000
      Cellu Tissue Holdings, Inc. ..................
        9.750%, due March 15, 2010 .................       900,000       918,000
      CSN Islands IX Corp., 144A
        10.000%, due January 15, 2015 (b) ..........       750,000       813,750
      Fraser Papers, Inc., 144A
        8.750%, due March 15, 2015 (b) .............       500,000       460,000
      Intertape Polymer US, Inc. ...................
        8.500%, due August 1, 2014 .................     1,100,000     1,095,562
      Russell Stanley Holdings, Inc., 144A
        9.000%, due November 30, 2008 (a)(b)(c) ....        36,532           365
      WII Components, Inc. .........................
        10.000%, due February 15, 2012 .............     1,000,000       990,000
                                                                      ----------
                                                                       5,537,677
                                                                      ----------

TELECOMMUNICATION SERVICES: 8.2%
      Alaska Communications Systems
        9.875%, due August 15, 2011 ................       500,000       532,500

                                                                   June 30, 2005

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                 PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                         AMOUNT        VALUE

      CORPORATE BONDS, continued

TELECOMMUNICATION SERVICES, continued
      Axtel SA
        11.000%, due December 15, 2013 .........     $   750,000     $   821,250
      Axtel SA, 144A
        11.000%, due December 15, 2013 (b) .....         250,000         273,750
      City Telecom HK Ltd. .....................
        8.750%, due February 1, 2015 ...........         500,000         495,625
      Millicom International Cellular SA
        10.000%, due December 1, 2013 ..........       1,000,000       1,000,000
      Newskies Satellites BV, 144A
        8.538%, due November 1, 2011 (b) .......         965,000         989,125
      Tele Norte Leste Participacoes
        8.000%, due December 18, 2013 ..........         750,000         776,250
                                                                     -----------
                                                                       4,888,500
                                                                     -----------

UTILITIES: 1.4%
      Ormat Funding Corp. ......................
        8.250%, due December 30, 2020 ..........         814,737         826,958
                                                                     -----------

TOTAL CORPORATE BONDS
      (Cost $53,289,180) .......................                      52,534,714
                                                                     -----------

      STOCKS: 2.6%
                                                          NUMBER
      COMMON STOCKS: 0.0%                              OF SHARES

MATERIALS: 0.00%
      Russell Stanley Holdings, Inc.,144A(a)(b)(c)
      (Cost $0) ................................           4,000               0
                                                                     -----------

      PREFERRED STOCKS: 2.6%

FINANCIALS: 2.6%
      Health Care REIT, Inc. ...................
        Preferred Series F .....................          40,000       1,010,800
      Nationwide Health Properties, Inc. .......
        Preferred Convertible Series B .........           5,000         558,750
                                                                     -----------

TOTAL PREFERRED STOCKS
      (Cost $1,492,800) ........................                       1,569,550
                                                                     -----------

TOTAL  STOCKS
      (Cost $1,492,800) ........................                       1,569,550
                                                                     -----------

                                                                   June 30, 2005

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                          AMOUNT       VALUE

      CERTIFICATES OF DEPOSIT: 1.0%

      Self Help Credit Union
        3.030%, due December 31, 2005 ............       $100,000    $   100,000
      ShoreBank & Trust Co. ......................
        2.090%, due November 6, 2005 .............        100,000        100,000
      ShoreBank Chicago
        2.970%, due June 29, 2006 ................        100,000        100,000
      ShoreBank Cleveland
        2.970%, due June 28, 2006 ................        100,000         99,992
      ShoreBank Pacific
        3.570%, due June 29, 2006 ................        200,000        200,000
                                                                     -----------

TOTAL CERTIFICATES OF DEPOSIT
      (Cost $599,992) ............................                       599,992
                                                                     -----------

      MONEY MARKET SHARES: 6.7%                            NUMBER
                                                        OF SHARES

      Pax World Money Market Fund - note B (d)
      (Cost $3,991,506) ..........................      3,991,506      3,991,506
                                                                     -----------

TOTAL INVESTMENTS: 98.2%
      (Cost $59,373,478) .........................                    58,695,762

      Other assets and liabilities (Net): 1.8% ...                     1,058,228
                                                                     -----------

Net assets: 100.0% ...............................                   $59,753,990
                                                                     -----------

(a)  Non-income producing security
(b) Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers
(c)  Security is being fair valued under the direction of the Board of Directors
(d) Affiliate - security is managed by Pax World Management Corp., the Fund's Adviser
(e)  Principal amount is Euro currency; value is in U.S. dollars
(f)  Principal amount is Pound Sterling currency; value is in U.S. dollars

GB   Great Britain
GM   Germany (traded in Euro currency)
GR   Greece (traded in Euro currency)
LU   Luxembourg (traded in Euro currency)
SA   South Africa (traded in Euro currency)

SEE NOTES TO FINANCIAL STATEMENTS

                                Statements of Assets and Liabilities (Unaudited)
                                                                   June 30, 2005

PAXWORLD

                                             BALANCED FUND         GROWTH FUND         HIGH YIELD FUND
ASSETS
   Investments, at value - note A
     (cost - $1,333,300,253;
      $49,789,220; and
      $55,381,972, respectively) .....       $1,624,177,543       $   61,810,850       $   54,704,256
   Investments, at value in affiliates
     (cost - $68,980,906;
     $13,267,890; and $3,991,506,
     respectively) ...................           68,980,906           13,267,890            3,991,506
                                             --------------       --------------       --------------
         Total Investments ...........        1,693,158,449           75,078,740           58,695,762
   Cash ..............................              500,390              300,437              458,420
   Prepaid expenses ..................               94,515               18,745               39,411
   Receivables:
     Capital stock sold ..............           16,396,136              408,001              472,213
     Dividends and interest - note A .            6,275,672              129,154            1,139,787
     Investment securities sold ......            3,768,292                   --            1,238,833
     Due from advisor - note B .......                   --               37,474               35,117
                                             --------------       --------------       --------------
       Total Assets ..................        1,720,193,454           75,972,551           62,079,543
                                             --------------       --------------       --------------

LIABILITIES
Payables:
 Capital stock reacquired ............            1,088,995                3,792               82,561
 Investment securities purchased .....           27,368,434                   --            1,990,678
 Dividend payable - note A ...........                   --                   --               83,433
Accrued expenses:
 Investment advisory fees - note B ...              659,612               68,506               63,412
 Distribution expense ................              196,778               44,284                   --
       Transfer agent fee ............              203,996               20,623               44,641
 Legal and Audit fees ................               17,627               17,499               33,913
 Custodian fees ......................               42,197                6,008               10,000
 Administration fee ..................                4,223                4,726                4,279
  Other accrued expenses .............              128,497               26,791               12,636
                                             --------------       --------------       --------------
 Total Liabilities ...................           29,710,359              192,229            2,325,553
                                             --------------       --------------       --------------

NET ASSETS ...........................       $1,690,483,095       $   75,780,322       $   59,753,990

                                                                   June 30, 2005

PAXWORLD

                                                      BALANCED FUND           GROWTH FUND        HIGH YIELD FUND
NET ASSETS REPRESENTED BY:
  Paid in Capital ............................       $ 1,348,694,331        $    67,958,937        $59,560,401
  Undistributed net investment
    income (loss) ............................             9,855,367               (195,708)            62,574
  Accumulated net realized gain (loss)                    41,056,107             (4,004,537)           812,566
  Net unrealized appreciation of:
    Investments ..............................           290,877,290             12,021,630           (677,716)
    Foreign currency translations ............                    --                     --             (3,835)
                                                     ---------------        ---------------        -----------
NET ASSETS ...................................       $ 1,690,483,095        $    75,780,322         59,753,990(a)

  Shares of capital stock outstanding
    (75,000,000; 25,000,000; and
    50,000,000 authorized shares,
    respectively, and $1 par value for
         all funds) ..........................            72,470,017              6,440,825                   (b)

      Net asset value per share ..............       $         23.33        $         11.77                   (c)
                                                     ===============        ===============        ===========

(a) Net Assets Attributable to:
    Individual Investor Class ................                                                     $51,893,965
                                                                                                   ===========
    Institutional Class ......................                                                     $ 7,860,025
                                                                                                   ===========

(b) Capital Shares Outstanding
    Individual Investor Class ................                                                       6,057,950
                                                                                                   ===========
    Institutional Class ......................                                                         917,436
                                                                                                   ===========

(c) Net asset value per share
    Individual Investor Class ................                                                     $      8.57
                                                                                                   ===========
    Institutional Class ......................                                                     $      8.57
                                                                                                   ===========

SEE NOTES TO FINANCIAL STATEMENTS

                                            Statements of Operations (Unaudited)
                                                  Six Months Ended June 30, 2005

PAX WORLD

                                            BALANCED FUND         GROWTH FUND        HIGH YIELD FUND
INVESTMENT INCOME
Income - note A
  Dividends (net of withholding
    tax of $216,941; $7,479; and
    $0, respectively) .................       $  7,493,801        $    214,746        $     57,500
  Dividends from affiliate ............            833,213              96,549              38,295
  Interest ............................          8,628,779                   2           2,099,078
                                              ------------        ------------        ------------
      Total Income ....................         16,955,793             311,297           2,194,873

Expenses
  Investment advisory fees - note B ...          3,853,548             283,929             240,089
  Distribution expenses - note B ......          1,811,944             136,017              82,598
  Transfer agent fees .................            848,574              98,943              74,767
  Printing and other shareholder
    communication fees ................            221,269              40,184              25,563
  Custodian fees ......................            202,921              27,033              40,922
  Legal fees and related expenses .....            105,986              38,558              54,825
  Directors' fees and expenses - note B            128,432              82,578              42,872
  Audit fees ..........................             35,627              22,943              26,575
  Registration fees ...................             30,304              16,499              33,629
  Administration fees .................             17,209              17,212              17,765
  State taxes .........................             37,511               7,286               6,192
  Other expenses ......................             83,237               4,060                  --
                                              ------------        ------------        ------------
    Total Expenses ....................          7,376,562             775,242             645,797
                                              ------------        ------------        ------------

    Less: Fees paid indirectly - note D             (9,408)             (3,281)             (2,115)
         Money market advisory
          fee waiver - note B .........            (24,325)             (2,808)             (1,093)
         Expenses assumed by
          Adviser - note B ............                 --            (262,148)           (242,709)
                                              ------------        ------------        ------------
  Net expenses ........................          7,342,829             507,005             399,880
                                              ------------        ------------        ------------
        Net investment income (loss) ..          9,612,964            (195,708)          1,794,993
                                              ------------        ------------        ------------

REALIZED AND UNREALIZED GAIN (LOSS) - notes A and C
 Net realized gain on:
  Investments ...........................       40,781,757           3,809,516             628,462
  Foreign currency transactions                         --                  --              (7,947)
 Change in unrealized appreciation
  (depreciation) on:
  Investments............................      (40,579,722)         (4,435,182)         (2,420,545)
  Foreign currency translation...........               --                  --              (9,946)
                                              ------------        ------------        ------------
   Net realized and unrealized gain
    on investments and foreign currency            202,035            (625,666)         (1,809,976)
                                              ------------        ------------        ------------
   Net increase in net assets resulting
     from operations.....................     $  9,814,999        $   (821,374)       $    (14,983)
                                              ------------        ------------        ------------

SEE NOTES TO FINANCIAL STATEMENTS

PAX WORLD

                                                        BALANCED FUND

                                            Six Months Ended
                                              June 30, 2005       Year Ended
                                               (Unaudited)     December 31, 2004
                                               -----------     -----------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
 Investment income (loss), net ...........   $     9,612,964    $    13,938,117
 Net realized gain on investments
   and foreign currency transactions .....        40,781,757         40,294,784
 Change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations .........       (40,579,722)       115,493,208
                                             ---------------    ---------------
 Net increase (decrease) in net assets
   resulting from operations .............         9,814,999        169,726,109

Distributions to shareholders from:
 Net investment income
   Common Stock ..........................                --        (13,344,000)
   Individual Investor Class .............                --                 --
   Institutional Class ...................                --                 --
 Realized gains
   Individual Investor Class .............                --                 --
   Institutional Class ...................                --                 --
                                             ---------------    ---------------
Total distributions to shareholders ......                --        (13,344,000)

From capital share transactions:
 Net increase in net assets from capital
   share transactions ....................       218,466,672         81,776,924
 Redemption fees .........................                --                 --
                                             ---------------    ---------------
 Net increase in net assets ..............       228,281,671        238,159,033

NET ASSETS
 Beginning of period .....................     1,462,201,424      1,224,042,391
                                             ---------------    ---------------
 End of year(1) ..........................   $ 1,690,483,095    $ 1,462,201,424
                                             ===============    ===============


(1) Includes undistributed net investment
   income (loss) .........................   $     9,855,367    $       242,403


SEE NOTES TO FINANCIAL STATEMENTS

                                             Statements of Changes in Net Assets



               GROWTH FUND                             HIGH YIELD FUND

 Six Months Ended                          Six Months Ended
   June 30, 2005         Year Ended          June 30, 2005        Year Ended
   (Unaudited)       December 31, 2004       (Unaudited)       December 31, 2004
   -----------       -----------------       -----------       -----------------



   $  (195,708)          $  (556,070)        $ 1,794,993          $ 3,230,176

     3,809,516             3,962,580             620,515            1,568,954


    (4,435,182)            7,123,607          (2,430,491)             (29,608)
   -----------           -----------         -----------          -----------

      (821,374)           10,530,117             (14,983)           4,769,522



            --                    --                  --                   --
            --                    --          (1,580,106)          (3,235,413)
            --                    --            (243,745)            (236,273)

                                  --                  --              (96,584)
            --                    --                  --              (11,989)
   -----------           -----------         -----------          -----------
            --                    --          (1,823,851)          (3,580,259)



    11,742,049            13,718,962           9,238,043            3,285,451
            --                    --              16,322                6,468
   -----------           -----------         -----------          -----------
    10,920,675            24,249,079           7,415,531            4,481,182


    64,859,647            40,610,568          52,338,459           47,857,277
   -----------           -----------         -----------          -----------
   $75,780,322           $64,859,647         $59,753,990          $52,338,459
   ===========           ===========         ===========          ===========




   $  (195,708)          $        --         $    62,574          $    91,432

                                  Statements of Changes - Capital Stock Activity

PAX WORLD

                                   Six Months                     Six Months
                                     Ended         Year Ended        Ended         Year Ended
                                  June 30, 2005   December 31,   June 30, 2005    December 31,
                                   (Unaudited)        2004        (Unaudited)         2004
                                   -----------        ----        -----------         ----
                                              Shares                         Amount
                                              ------                         ------
BALANCED FUND
Common Stock
Shares sold....................   12,000,912       9,722,177   $  275,784,815    $ 208,620,381
Shares issued in reinvest-
   ment of distributions.......           60         568,310            1,401       12,569,837
Shares redeemed................   (2,492,663)     (6,515,120)     (57,319,544)    (139,413,294)
                                 -----------     -----------   --------------    -------------
Net increase ..................    9,508,309       3,775,367   $  218,466,672    $  81,776,924
                                 ===========     ===========   ==============    =============


GROWTH FUND
Common Stock
Shares sold....................    1,407,922       2,323,770   $   16,243,652    $  24,526,834
Shares redeemed................     (391,550)     (1,045,293)      (4,501,603)     (10,807,872)
                                 -----------     -----------   --------------    -------------
Net increase ..................    1,016,372       1,278,477   $   11,742,049    $  13,718,962
                                 ===========     ===========   ==============    =============


HIGH YIELD FUND
Individual Investor Class
Shares sold....................    1,447,740       2,828,239   $   12,592,667    $  24,495,484
Shares issued in reinvest-
   ment of distributions.......      149,078         301,708        1,290,307        2,615,075
Shares redeemed................     (718,574)     (3,487,710)      (6,221,800)     (30,026,455)
                                 -----------     -----------   --------------    -------------
Net increase (decrease)........      878,244        (357,763)  $    7,661,174    $  (2,915,896)
                                 ===========     ===========   ==============    =============


                                   Six Months                     Six Months
                                     Ended        June 1, 2004*      Ended        June 1, 2004*
                                  June 30, 2005  to December 31, June 30, 2005   to December 31,
                                   (Unaudited)        2004        (Unaudited)         2004
                                   -----------        ----        -----------         ----
                                              Shares                         Amount
                                              ------                         ------
HIGH YIELD FUND
Institutional Class
Shares sold....................      218,060       1,041,903   $    1,889,122    $   8,869,973
Shares issued in reinvestment
   of distributions............       12,658          10,149          109,469           88,372
Shares redeemed................      (45,938)       (319,396)        (405,400)      (2,750,530)
                                 -----------     -----------   --------------    -------------
Net increase ..................      184,780         732,656   $    1,593,191    $   6,207,815
                                 ===========     ===========   ==============    =============


*Date of commencement of operations


SEE NOTES TO FINANCIAL STATEMENTS

                                                            Financial Highlights

PAX WORLD BALANCED FUND, INC.

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       Six Months
                                         Ended
                                        June 30,                             Year Ended December 31
                                          2005                           ------------------------------
                                       (Unaudited)          2004         2003         2002          2001         2000
                                      ---------------------------------------------------------------------------------
Net asset value, beginning of period   $   23.22        $   20.68    $   17.82    $   19.91     $   22.41     $   23.40
                                       ---------        ---------    ---------    ---------     ---------     ---------
Income (loss) from investment
operations
  Investment income, net(1) ........        0.14             0.23         0.20         0.33          0.47          0.51
  Realized and unrealized gain
  (loss) on investments, net .......       (0.03)            2.53         2.87        (2.09)        (2.49)         0.78
                                       ---------        ---------    ---------    ---------     ---------     ---------
Total from investment operations ...        0.11             2.76         3.07        (1.76)        (2.02)         1.29
                                       ---------        ---------    ---------    ---------     ---------     ---------

Less distributions
  Dividends from investment
  income, net ......................          --             0.22         0.20         0.33          0.47          0.53
  Distributions from realized gains           --               --           --           --            --          1.74
  Tax return of capital ............          --               --         0.01           --          0.01          0.01
                                       ---------        ---------    ---------    ---------     ---------     ---------
Total distributions ................          --             0.22         0.21         0.33          0.48          2.28
                                       ---------        ---------    ---------    ---------     ---------     ---------

Net asset value, end of period .....   $   23.33        $   23.22    $   20.68    $   17.82     $   19.91     $   22.41
                                       ---------        ---------    ---------    ---------     ---------     ---------

2. TOTAL RETURN(2) .................        0.47%(3)        13.39%       17.27%       (8.86%)       (9.09%)        5.66%

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
('000,000s) ........................   $   1,690        $   1,462    $   1,224    $   1,033     $   1,161     $   1,230

Ratio to average net assets:
  Net expenses, excluding
  custody credits ..................        0.96%(4)         0.95%        0.99%        0.95%         0.94%         0.96%
  Net investment income ............        1.26%(4)         1.07%        1.09%        1.74%         2.27%         2.14%

Portfolio turnover rate ............       13.46%(3)        33.02%       19.33%       36.96%        37.50%        26.49%

Net expenses, including custody
  credits and expenses assumed
  by Adviser .......................        0.96%(4)         0.95%        0.99%        0.95%         0.94%         0.96%

Net expenses, excluding custody
  credits and expenses assumed
  by Adviser .......................        0.96%(4)         0.95%        0.99%        0.97%         0.94%         0.96%

(1) Based on average shares outstanding during the period
(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges
(3) Not Annualized
(4) Annualized

                                                            Financial Highlights

PAX WORLD GROWTH FUND, INC.

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        Six Months
                                          Ended
                                         June 30,                                Year Ended December 31
                                           2005                            ----------------------------------
                                        (Unaudited)         2004           2003           2002           2001           2000
                                       ----------------------------------------------------------------------------------------
Net asset value, beginning of period   $    11.96        $     9.80     $     7.26     $     9.23     $    11.98     $    14.28
                                       ----------        ----------     ----------     ----------     ----------     ----------

Income (loss) from investment
operations
  Investment income (loss), net(1) .        (0.03)            (0.12)         (0.09)         (0.05)         (0.04)         (0.02)
  Realized and unrealized gain
  (loss) on investments, net .......        (0.16)             2.28           2.63          (1.92)         (2.71)         (2.28)
                                       ----------        ----------     ----------     ----------     ----------     ----------
Total from investment operations ...        (0.19)             2.16           2.54          (1.97)         (2.75)         (2.30)
                                       ----------        ----------     ----------     ----------     ----------     ----------

Net asset value, end of period .....   $    11.77        $    11.96     $     9.80     $     7.26     $     9.23     $    11.98
                                       ----------        ----------     ----------     ----------     ----------     ----------

2. TOTAL RETURN(2) .................        (1.59%)(3)        22.04%         34.99%        (21.34%)       (22.95%)       (16.11%)

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ('000s) ..   $   75,780        $   64,860     $   40,611     $   22,055     $   24,820     $   28,523

Ratio to average net assets:
  Net expenses, excluding
  custody credits ..................         1.51%(4)          1.51%          1.50%          1.52%          1.53%          1.56%
  Net investment loss ..............        (0.58%)(4)        (1.09%)        (1.10%)        (0.78%)        (0.48%)        (0.14%)

Portfolio turnover rate ............        78.73%(3)         92.68%        116.87%        105.86%         54.71%         83.97%

Net expenses, including custody
  credits and expenses assumed
  by Adviser                                 1.50%(4)          1.50%          1.50%          1.50%          1.50%          1.50%

Net expenses, excluding custody
  credits and expenses assumed
  by Adviser                                 2.29%(4)          2.01%          2.56%          2.69%          2.45%          2.40%

(1) Based on average shares outstanding during the period
(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges
(3) Not Annualized
(4) Annualized

                                                            Financial Highlights

PAX WORLD HIGH YIELD FUND, INC.
INDIVIDUAL INVESTOR CLASS

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       Six Months
                                         Ended
                                        June 30,                               Year Ended December 31
                                          2005                          -----------------------------------
                                       (Unaudited)        2004          2003           2002            2001            2000
                                       ---------------------------------------------------------------------------------------
Net asset value, beginning of period   $     8.85      $     8.64    $     7.89     $     8.50      $     8.74      $     9.67
                                       ----------      ----------    ----------     ----------      ----------      ----------

Income (loss) from investment
operations
  Investment income, net(1) ........         0.28            0.56          0.54           0.56            0.75            0.88
  Realized and unrealized gain
  (loss) on investments, net .......        (0.28)           0.27          0.75          (0.61)          (0.24)          (0.93)
                                       ----------      ----------    ----------     ----------      ----------      ----------
Total from investment operations ...         0.00            0.83          1.29          (0.05)           0.51           (0.05)
                                       ----------      ----------    ----------     ----------      ----------      ----------

Less distributions
  Dividends from investment
  income, net ......................         0.28            0.60          0.54           0.56            0.75            0.88
  Distributions from realized gains            --            0.02            --             --              --              --
                                       ----------      ----------    ----------     ----------      ----------      ----------
Total distributions ................         0.28            0.62          0.54           0.56            0.75            0.88
                                       ----------      ----------    ----------     ----------      ----------      ----------

Redemption fees added to paid in
  capital(1) .......................         0.00            0.00            --             --              --              --
                                       ----------      ----------    ----------     ----------      ----------      ----------

Net asset value, end of period .....   $     8.57      $     8.85    $     8.64     $     7.89      $     8.50      $     8.74
                                       ----------      ----------    ----------     ----------      ----------      ----------

2. TOTAL RETURN(2) .................         0.05%(3)       10.00%        16.90%         (0.51%)          5.82%          (0.58%)

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ('000s) ..   $   51,894      $   45,852    $   47,857     $   31,219      $   16,259      $   10,340

Ratio to average net assets:
  Net expenses, excluding
  custody credits ..................         1.51%(4)        1.50%         1.50%          1.48%           1.57%           0.92%
  Net investment income ............         6.49%(4)        6.46%         6.56%          6.96%           8.42%           9.80%

Portfolio turnover rate ............        71.49%(3)       94.84%       130.69%        101.70%         194.33%         119.90%

  Net expenses, including custody
  credits and expenses assumed
  by Adviser .......................         1.50%(4)        1.50%         1.50%          1.46%           1.50%           0.85%

Net expenses, excluding custody
  credits and expenses assumed
  by Adviser .......................         2.39%(4)        2.13%         2.07%(5)       2.49%(5)        3.46%(5)        4.43%(5)

(1) Based on average shares outstanding during the period
(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges
(3) Not Annualized
(4) Annualized
(5) Includes additional expense reimbursement

                                                            Financial Highlights

PAX WORLD HIGH YIELD FUND, INC.
INSTITUTIONAL CLASS

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                               Six Months Ended   Period Ended
                                                June 30, 2005     December 31,
                                                 (Unaudited)         2004*
                                                 -----------         -----

Net asset value, beginning of period ..........   $    8.85        $    8.44
                                                  ---------        ---------

Income (loss) from investment operations
  Investment income, net(1) ...................        0.30             0.34
  Realized and unrealized gain (loss)
  on investments, net .........................       (0.28)            0.46
                                                  ---------        ---------
Total from investment operations ..............        0.02             0.80
                                                  ---------        ---------

Less distributions
   Dividends from net investment income, net ..        0.30             0.37
   Distributions from realized gains ..........          --             0.02
                                                  ---------        ---------
Total distributions ...........................        0.30             0.39
                                                  ---------        ---------

Redemption fees added to paid in capital(1) ...        0.00             0.00
                                                  ---------        ---------

Net asset value, end of period ................   $    8.57        $    8.85
                                                  ---------        ---------

2. TOTAL RETURN(2,3) ..........................        0.22%            9.65%

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ('000s) .............   $   7,860        $   6,487

Ratio to average net assets:
   Net expenses, excluding custody credits ....        1.16%(4)         1.15%(4)
   Net investment income ......................        6.84%(4)         6.85%(4)

Portfolio turnover rate .......................       71.49%(3)        94.84%(3)

Net expenses, including custody credits
   and expenses assumed by Adviser ............        1.15%(4)         1.15%(4)

Net expenses, excluding custody credits
   and expenses assumed by Adviser ............        2.05%(4)         1.93%(4)

*Commencement of operations was June 1, 2004.

(1) Based on average shares outstanding during the period
(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges
(3) Not Annualized
(4) Annualized

                                       Notes to Financial Statements (Unaudited)
                                                                   June 30, 2005

PAX WORLD BALANCED FUND, INC.
PAX WORLD GROWTH FUND, INC.
PAX WORLD HIGH YIELD FUND, INC.

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT
         ACCOUNTING POLICIES

ORGANIZATION

Pax World Balanced Fund, Inc. ("Balanced Fund"), Pax World Growth Fund, Inc. ("Growth Fund") and Pax World High Yield Fund, Inc. ("High Yield Fund") (collectively, the "Funds") are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act").

The Funds' policy is to invest in securities of companies producing goods and services that improve the quality of life, and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products.

The Balanced Fund's investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

The Growth Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

The High Yield Fund's primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective. It seeks to achieve this objective by investing at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of Pax World Management Corp., the Fund's adviser (the "Adviser"), of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions. On April 30, 2004, the High Yield Fund added an Institutional Class of shares and renamed its existing shares the Individual Investor Class. Operations of the Institutional Class of shares commenced on June 1, 2004.

                                                                   June 30, 2005


ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Securities listed on any national, regional, local or foreign exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system (other than options on stock and stock indices) are valued using the NASDAQ Official Closing Price (the "NOCP"). Shares in money market funds are valued at $1 per share. Certificates of deposit, if any, are valued at cost; accrued interest to June 30, 2005 is included in dividends and interest receivable. Valuations of bonds in the High Yield Fund are from independent pricing services or broker-dealers, which may or may not be managing underwriters. Securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.

INVESTMENT TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

EXPENSES

Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific

                                                                   June 30, 2005


Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. The Balanced Fund, Growth Fund and High Yield Fund Individual Investor Class each have a 12b-1 plan. The High Yield Fund Institutional Class does not have a 12b-1 plan.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates.

The Balanced and Growth Funds intend to declare and distribute dividends from net investment income, if any, semi-annually.

The High Yield Fund intends to declare dividends from net investment income daily and pay such dividends monthly, on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption.

The Funds will distribute net realized capital gains, if any, annually.

FEDERAL INCOME TAXES

The Funds have qualified and intend to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

FOREIGN CURRENCY TRANSACTIONS

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

                                                                   June 30, 2005


NOTE B - INVESTMENT ADVISORY FEE AND TRANSACTIONS
         WITH AFFILIATES AND OTHER PARTIES

Each Fund has entered into an Investment Advisory Agreement (the "Agreements") with Pax World Management Corp. (the "Adviser"). Pursuant to the Agreements, the Adviser furnishes investment advisory services in connection with the management of the Funds. Under the Agreements, the Adviser, subject to the supervision of the Board of Directors of each of the Funds, is responsible for managing the assets of the Funds in accordance with their investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds.

As compensation for services rendered, each Fund pays the Adviser a fee, accrued daily and paid monthly, at the annual rates set forth below as a percentage of the average daily net assets of the relevant Fund. Pursuant to the terms of the Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000. Pursuant to the terms of the Agreements between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of the Funds to be necessary or desirable and proper for the continuous operations of those Funds (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) (i) with respect to the Balanced and Growth Funds that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of such Fund, (ii) with respect to the Individual Investor Class of shares of the High Yield Fund that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of such class, and
(iii) with respect to the Institutional Class of shares of the High Yield Fund that exceed, on a per annum basis, one and fifteen-hundredths percent (1.15%) of the average daily net assets of such class. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors;
(iii) the fees of the Funds' custodian and transfer agent;

                                                                   June 30, 2005


(iv) the fees of the Funds' legal counsel and independent accountants; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Boards of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. For the six months ended June 30, 2005, the expense reimbursements and voluntary fee waivers for each of the Funds were as follows:

                                         Total Expenses
Fund                                   Assumed by Adviser
----                                   ------------------

Growth                                      $262,148
High Yield - Individual Investor Class       211,722
High Yield - Institutional Class              30,987

The Agreements were approved by their respective Boards of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on June 9, 2005. In reaching this decision, the Board, including a majority of the Directors who are not parties to such Agreement or interested persons of any such party, considered, among other things, the historical and recent performance of the Adviser on behalf of the Fund and its shareholders, the historical relationship of the Adviser to the Fund, the commitment of the Adviser to the socially responsible investing policies of the Fund, the competitive nature of the fee charged by the Adviser and the willingness of the Adviser to assume certain expenses of the Growth and High Yield Funds.

More specifically, the Directors reviewed the Adviser's most recent financial statements and were satisfied with the Adviser's financial health and the level of profit earned by the Adviser. They also were provided with, and reviewed, a chart comparing the fees charged by the Adviser with those being charged by advisers to other socially responsible funds and similar charts comparing performance and expense ratios of the Funds to those of other socially responsible funds. The Directors were satisfied that the fees charged by the Adviser and the expenses being charged back to the Funds were reasonable and appropriate. The Directors also reviewed the latest versions of the various policies and procedures adopted by the Adviser with respect to the management of the Funds, and discussed the recent personnel changes undertaken by the Adviser to strengthen its management and compliance capabilities. After reviewing the foregoing, the Directors were sufficiently satisfied with the nature, extent and quality of service being provided by the Adviser to unanimously renew the Agreements.

Each Fund maintains a distribution expense plan or plans (individually, a "Plan"; collectively, the "Plans") pursuant to Rule 12b-1 under the Act pursuant to which such Fund incurs the expenses of distributing its shares. The

                                                                   June 30, 2005


Balanced and Growth Funds and the High Yield Fund Individual Investor Class have instituted this plan while the High Yield Fund Institutional Class has not. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors (i) individually and in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets of the Balanced Fund, Growth Fund and High Yield Fund Individual Investor Class of shares, as the case may be, for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25 of 1%) up to (A) twenty-five hundredths of one percent (.25%) of its average daily net assets with respect to the Balanced Fund, and
(B) thirty-five hundredths of one percent (.35%) per annum of its average daily net assets with respect to the Growth Fund and the High Yield Fund Individual Investor Class. Each Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If any of the Plans is terminated, the payment of fees to third parties would be discontinued at that time.

All three Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the three Funds have invested in the Pax World Money Market Fund, Inc. For the six months ended June 30, 2005, the advisory fee was waived as follows:

Fund                 Amount of Waiver
----                 ----------------

Balanced                  $24,325
Growth                      2,808
High Yield                  1,093

Several individuals who are officers and/or Directors of the Funds are also employees of the Adviser.

The Balanced, Growth and High Yield Funds currently pay each of its unaffiliated Directors an annual retainer of $3,500 and each of its affiliated Directors an annual retainer of $1,750. Also, the Balanced Fund pays each of its unaffiliated Directors a fee of $2,000, and each of its affiliated Directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Balanced Fund. The Growth and High Yield Funds pay each of their

                                                                   June 30, 2005


unaffiliated Directors a fee of $1,000, and each of their affiliated Directors a fee of $300, for attendance at each meeting of the Board of Directors of such Funds. In addition, the Balanced Fund pays $1,000 and the Growth and High Yield Funds pay $500 to each member of their Audit Committees for attendance at each meeting of such committees. Each of the Funds pays $300 to each member of their Nominating Committees for attendance at each meeting of such committees.

Lee D. Unterman, Esq., a partner with the law firm of Kurzman Karelsen & Frank, LLP, is Secretary and Chief Compliance Officer of all three Funds. During the six months ended June 30, 2005, the Funds incurred legal fees and related expenses with Kurzman Karelsen & Frank, LLP, general counsel for the Funds, as follows:

Fund             Legal Fees and Expenses
----             -----------------------

Balanced                 $103,340
Growth                     38,558
High Yield                 54,787

Additionally, Kurzman Karelsen & Frank, LLP serves as general counsel for the Adviser and provides legal services, from time to time, to H.G. Wellington & Co., Inc. ("H.G. Wellington"), the Funds' distributor and a brokerage firm that the Funds may use to execute brokerage transactions.

Substantially all of the Adviser's capital stock is currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seventy-three hundredths percent (25.73%) ownership interest in H.G. Wellington. Thomas W. Grant, the President of the Adviser and H.G. Wellington, has less than 5% ownership interest in the Adviser and H.G. Wellington. Brokerage commissions and distribution expenses under the Plans paid to H.G. Wellington during the six months ended June 30, 2005 were as follows:

                    Brokerage       % of Total     Distribution
Fund               Commission      Commissions       Expenses
----               ----------      -----------       --------

Balanced             $62,713            12.80%         $3,060
Growth                25,900            19.43%          3,447
High Yield                 0                0%          3,295

                                                                   June 30, 2005


NOTE C - INVESTMENTS  INFORMATION

Purchases and proceeds from sales of investments for the three Funds for the six months ended June 30, 2005 were as follows:

                            Purchases                        Sales
                            ---------                        -----

                                     U.S.                             U.S.
                                  Government                      Government
 Fund           Investments*         Bonds        Investments*       Bonds
 ----           ------------         -----        ------------       -----

Balanced        $244,663,244     $134,982,131     $172,066,716    $24,444,939
Growth            46,743,852                0       47,040,662              0
High Yield        43,614,157                0       36,541,262              0

*excluding short-term investments and U.S. Government bonds

The term "affiliated company" includes other investment companies that are managed by a fund's adviser. At June 30, 2005, the Funds held the following security of an affiliated company, Pax World Money Market Fund, Inc.:

  Value at       Purchased           Sold            Value at      Dividend
  12/31/04         Cost              Cost            6/30/05        Income
  --------         ----              ----            -------        ------

Balanced*
$38,931,855     $225,127,051     $195,078,000      $68,980,906     $833,213

Growth
  1,827,826       46,941,564       35,501,500       13,267,890       96,549

High Yield
  2,119,381      19,203,125       17,331,000        3,991,506       38,295


*A "controlled affiliate" is a company in which a fund has ownership of at least 25% of the voting securities. At June 30, 2005, the Balanced Fund held at least 25% of the Pax World Money Market Fund, Inc.

For Federal income tax purposes, the identified cost of investments owned at June 30, 2005, as well as the gross unrealized appreciation and depreciation of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2005, were as follows for the three Funds:

                 Identified
                   cost of                                           Net
                 investments         Gross          Gross        unrealized
                for Federal       unrealized     unrealized     appreciation
Fund          income tax basis   appreciation   depreciation   (depreciation)
----          ----------------   ------------   ------------   --------------

Balanced        $1,402,281,159    $314,008,731   $23,131,441     $290,877,290
Growth              63,057,110      12,643,380       621,750       12,021,630
High Yield          59,373,478         831,654     1,509,370         (677,716)

                                                                   June 30, 2005


NOTE D - TAX  INFORMATION

Under current tax laws, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund(s) incurred the following losses during the period November 1, 2004 through December 31, 2004, which have been deferred for tax purposes until fiscal year 2005:

Fund                Deferred Losses
----                ---------------

Balanced                $202,650

At December 31, 2004, the Funds had the following capital loss carryforwards, which may be used to offset future net realized capital gains for Federal income tax purposes, expiring December 31:

Fund                2009             2010           Total
----                ----             ----           -----

Growth           $1,190,990      $6,623,063       $7,814,053


NOTE E - CUSTODIAN BANK AND CUSTODIAN FEES

The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds' custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the three Funds for the six months ended June 30, 2005, reported as Fees paid indirectly in the Statements of Operations, were as follows:

Fund               Custody Credits
----               ---------------

Balanced                 $9,408
Growth                    3,281
High Yield                2,115


NOTE F

The High Yield Fund and the Adviser have contacted the Securities and Exchange Commission (the "SEC") regarding an internal control issue at the Adviser relating to certain corporate records of the Fund. As of August 4, 2005, it is uncertain what impact, if any, the resolution of this issue may have on the High Yield Fund, including on the Adviser's ability to manage the Fund.

                                                                   June 30, 2005


NOTE G - PROXY VOTING

You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request by contacting the Funds directly at 800-767-1729 or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729 or by visiting Pax World's website at www.paxworld.com or the SEC's website at www.sec.gov.


NOTE H - QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information contained in each Fund's Forms N-Q may also be obtained by visiting Pax World's website at www.paxworld.com or telephoning Pax World (toll-free) at 800-767-1729.

                                      Annual Meeting of Shareholders (Unaudited)
                                                                   June 30, 2005


PAX WORLD BALANCED FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held at 10:45 a.m. on Thursday, June 9, 2005 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect a Board of nine Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

     NOMINEE:                          FOR:                   WITHHELD:
     Carl H. Doerge, Jr.               36,689,754               941,344
     Thomas W. Grant                   36,696,553               934,546
     James M. Large, Jr.               36,542,892             1,088,206
     Louis F. Laucirica                36,697,309               933,789
     Joy L. Liechty                    36,772,718               858,380
     Laurence A. Shadek                36,652,627               978,472
     Sanford C. Sherman                36,691,561               939,537
     Nancy S. Taylor                   36,750,381               880,717
     Esther J. Walls                   36,707,494               923,604

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2005:

                  For:                        36,260,408
                  Against:                       456,684
                  Abstain:                       914,006
                  Broker Non-Votes:                    0

(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                  For:                        33,830,189
                  Against:                     1,651,878
                  Abstain:                     2,149,030
                  Broker Non-Votes:                    0

                                      Annual Meeting of Shareholders (Unaudited)
                                                                   June 30, 2005


PAX WORLD GROWTH FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held at 9:45 a.m. on Thursday, June 9, 2005 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect a Board of nine Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

     NOMINEE:                      FOR:                    WITHHELD:
     Carl H. Doerge, Jr.           3,154,430                  69,948
     Thomas W. Grant               3,169,326                  55,052
     James M. Large, Jr.           3,167,381                  56,997
     Louis F. Laucirica            3,167,778                  56,600
     Joy L. Liechty                3,167,473                  56,905
     Laurence A. Shadek            3,159,873                  64,505
     Sanford C. Sherman            3,161,469                  62,909
     Nancy S. Taylor               3,159,041                  65,337
     Esther J. Walls               3,167,420                  56,958

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2005:

                  For:                         3,137,086
                  Against:                        26,809
                  Abstain:                        60,483
                  Broker Non-Votes:                    0

(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                  For:                         2,637,632
                  Against:                       451,510
                  Abstain:                       135,236
                  Broker Non-Votes:                    0

                                      Annual Meeting of Shareholders (Unaudited)
                                                                   June 30, 2005

PAX WORLD HIGH YIELD FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held at 12:00 p.m. on Thursday, June 9, 2005 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect a Board of six Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

     NOMINEE:                       FOR:                     WITHHELD:
     Carl H. Doerge, Jr.            5,303,611                   72,600
     Thomas W. Grant                5,301,724                   74,487
     James M. Large, Jr.            5,112,919                  263,292
     Louis F. Laucirica             5,302,706                   73,505
     Laurence A. Shadek             5,301,006                   75,205
     Esther J. Walls                5,160,080                  216,131

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2005:

                  For:                         5,165,499
                  Against:                       183,718
                  Abstain:                        26,994
                  Broker Non-Votes:                    0

(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                  For:                         4,365,441
                  Against:                       871,915
                  Abstain:                       138,855
                  Broker Non-Votes:                    0

                          ACCOUNT OPTIONS AND SERVICES*

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

TYPES OF ACCOUNTS

REGULAR ACCOUNTS: Individual, business and trust accounts are available for all Pax World Funds.

TRADITIONAL IRA: Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

ROTH IRA: Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA: This is an easy-to-maintain retirement plan designed for small businesses.

SEP IRA: This is an employer-funded retirement plan popular with small businesses and self-employed persons.

EDUCATION SAVINGS ACCOUNT & UNIFORM GIFT TO MINORS ACCOUNT (UGMA): These plans provide excellent ways to save for a child's education.

403(b)(7) PLAN: This plan is available to employees of non-profit organizations.

SERVICES

AUTOMATIC INVESTMENT PLAN: You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. AUTOMATIC INVESTMENT PLANS DO NOT ASSURE A PROFIT AND DO NOT PROTECT AGAINST LOSS IN DECLINING MARKETS.

ONLINE ACCOUNT ACCESS: Utilizing a unique ID number and PIN, you can access your Pax World account(s) online to review your account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com: Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view CONNECTION - our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.


* THIS SEMI-ANNUAL REPORT IS INTENDED FOR SHAREHOLDERS OF THE PAX WORLD FUNDS ONLY, AND IS NOT AUTHORIZED FOR DISTRIBUTION TO OTHER PERSONS UNLESS ACCOMPANIED OR PRECEDED BY A PROSPECTUS. PLEASE CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUNDS' PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUNDS AND MAY BE OBTAINED BY CALLING 800-767-1729, EMAILING INFO@PAXWORLD.COM OR VISITING WWW.PAXWORLD.COM. THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. IN ADDITION, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED HEREIN. FOR MORE RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 800-767-1729 OR VISIT WWW.PAXWORLD.COM. DISTRIBUTOR: H.G. WELLINGTON & CO., INC., A MEMBER OF NASD/SIPC; AUGUST 2005.

PAX WORLD
ETHICAL INVESTING

PAX World
222 State Street
Portsmouth, NH 03801

[graphic] 800-767-1729
web www.paxworld.com
email info@paxworld.com

For general fund information:
[graphic]  800-767-1729

For shareholder account information:
[graphic]  800-372-7827

For broker services:
[graphic]  800-635-1404

Address all account inquiries to:
PAX World
P.O. Box 9824
Providence, RI 02940-8024

[graphic] Printed in USA on recycled paper

Item 2.     Code of Ethics.

         Not applicable - The information required by this Item is only required in an annual report on Form N-CSR.

Item 3.     Audit Committee Financial Expert.

         Not applicable - The information required by this Item is only required in an annual report on Form N-CSR.

Item 4.     Principal Accountant Fees and Services.

         Not applicable - The information required by this Item is only required in an annual report on Form N-CSR.

Item 5.     Audit Committee of Listed Registrants

         Not applicable.

Item 6.     Schedule of Investments.

         Not applicable - The schedule is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

         Not applicable - There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
         Schedule 14A or this Item.

Item 11.     Controls and Procedures.

         (a) It is the conclusion of the Registrant's principal executive officer and principal financial officer (or persons performing similar functions) based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days of the filing date of this report on Form N-CSR, that such Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission and that the information required to be disclosed by the Registrant in this report on Form N-CSR has been accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer (or persons performing similar functions), as appropriate to allow timely decisions regarding required disclosure.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

         (a)      (1)      Not applicable - Any code of ethics, or amendment
                           thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

                  (2) Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940.

                  (3) Not applicable - Written solicitation to purchase securities under Rule 23c -1 of the Investment Company Act of 1940 sent or given during the period covered by this report on Form N-CSR by or on behalf of the Registrant 10 or more persons.

         (b) Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pax World High Yield Fund, Inc.

By (Signature and Title)*  /s/ Thomas W. Grant
                         -------------------------------------------------------
                           Thomas W. Grant, President

Date     September 8, 2005
    ----------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Thomas W. Grant
                         -------------------------------------------------------
                           Thomas W. Grant, President

Date     September 8, 2005
    ----------------------------------------------------------------------------

By (Signature and Title)*  /s/ Janet L. Spates
                         -------------------------------------------------------
                           Janet L. Spates, Assistant Treasurer

Date     September 8, 2005
    ----------------------------------------------------------------------------


*Print the name and title of each signing officer under his or her signature.